UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03692

Morgan Stanley Variable Investment Series
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Arthur Lev 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	December 31, 2011

Date of reporting period:	December 31, 2011

Item 1 - Report to Shareholders

MORGAN STANLEY
VARIABLE INVESTMENT SERIES

Annual Report

DECEMBER 31, 2011

The Portfolios are intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Investment Series

Table of Contents

Letter to the Shareholders	1

Expense Example	19

Portfolios of Investments:

Money Market	23

Limited Duration	26

Income Plus	33

Global Infrastructure	43

European Equity	46

Multi Cap Growth	49

Aggressive Equity	51

Strategist	53

Financial Statements:

Statements of Assets and Liabilities	66

Statements of Operations	68

Statements of Changes in Net Assets	70

Notes to Financial Statements	78

Financial Highlights	106

Report of Independent Registered Public Accounting Firm	114

Trustee and Officer Information	115

Federal Tax Notice	120

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2011 (unaudited)

Dear Shareholder:

Investors faced a number of disappointments in 2011 but the year closed with some encouraging signs. During the year, the global economy looked less robust than many had hoped given the path of past recovery cycles. Investor confidence was further eroded by the deepening European debt crisis and policy makers' struggle to craft a truly decisive solution. Natural disasters and nuclear crisis in Japan disrupted global supply chains, and political strife in the Middle East drove oil prices higher. Political wrangling in the U.S. nearly derailed an increase to the nation's borrowing limit (failure to do so would have resulted in default) and also factored into Standard & Poor's (S&P) decision to downgrade the U.S.'s credit rating. While recession risk in developed markets seemed to be increasing, investors also worried about the potential for aggressive monetary tightening in China to slow its economy too much. Later in the year, however, signs of improvement in some U.S. economic data, a well-received plan for the euro zone, and monetary easing in the emerging markets helped risk assets to rally in the fourth quarter of 2011.

Domestic Equity Overview

The U.S. stock market (as represented by the S&P 500® Index) showed a measure of resiliency despite highly volatile conditions, recovering from earlier losses to finish the year ended December 31, 2011 with a 2.11% gain. In the first half of the year, the U.S. economy was posting disappointing numbers, the European debt crisis was intensifying, and politics became yet another element of uncertainty in an already fragile recovery, as investors worried about the ability of policy makers in the U.S. and Europe to do what was necessary to put their respective economies back on the right track.

Nevertheless, many corporations posted another year of strong profits and better-than-expected earnings. Corporate balance sheets also continued to be healthy with high levels of cash on the books. The S&P 500® Index hit its low for the year in October, but rallied to a stronger finish by year's end. Economic data improved in the fourth quarter of the year, bolstering investor confidence and supporting expectations that the fourth quarter Gross Domestic Product (GDP) growth rate could be above 3 percent (annualized).

In the U.S. equity market, large-cap stocks outperformed mid- and small-cap stocks, and growth stocks surpassed value stocks (as measured by their respective Russell indexes) for the year ended December 31, 2011.

Fixed Income Overview

Investors' preference for the relative safety of bonds helped bonds outperform equities for the year ended December 31, 2011 (as measured by the Barclays Capital U.S. Aggregate Index, which was up 7.84%, and

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

the S&P 500® Index, which rose 2.11%). The Federal Reserve's second round of quantitative easing (QE2), an asset purchase program intended to stimulate the economy by encouraging banks to lend, ended in June. Amidst renewed weakness in economic indicators, the Federal Open Market Committee (FOMC) announced in September that it would extend the maturity of its Treasury holdings to put downward pressure on longer-term interest rates, in an attempt to keep borrowing costs down. In addition, to provide support to the mortgage market, the Fed will re-invest principal payments from its mortgage and agency holdings into mortgages instead of Treasuries.

Treasury bonds performed strongly during the period as risk-averse investors continued to prefer the relative safety of Treasuries, even with default fears intensifying during the debt ceiling debate in Congress and S&P's downgrade. The agency mortgage sector underperformed Treasuries with similar durations. The sector came under pressure as the Federal Housing Finance Agency (FHFA) and the government-sponsored entities (Fannie Mae and Freddie Mac) announced changes to the Home Affordable Refinance program (HARP) to help borrowers re-finance. After spreads versus Treasuries narrowed earlier in the year, the investment-grade corporate sector suffered in the second half of the year amid the increased risk aversion due to the European debt crisis and signs of slowing economic growth. Conditions for the money markets remained challenging, as yields on the short end of the curve remained anchored by the Fed's near-zero interest rate policy. The Fed indicated in its August 2011 statement that it may continue to maintain its federal funds target rate near zero through mid-2013. The money markets were also disrupted during the period by concerns about U.S. money funds' exposure to European banks' commercial paper.

International Equity Overview

While the U.S. equity market finished the year essentially flat, many international markets posted declines for the year ended December 31, 2011. The MSCI EAFE Index, a measure of developed market equities (excluding the U.S.), fell 12.14% and the MSCI Emerging Markets Index, declined 18.42% for the year ended December 31, 2011.

European markets were hurt by headlines coming out of the debt crisis. Greece appeared on the verge of insolvency and some feared that Italy would be next. Exposure to euro-zone debt made European banks, particularly those in France (a so-called "core" country) look vulnerable, and S&P warned in December of a potential downgrade of all euro zone member countries. Summits throughout the year yielded some quick fixes and the plan announced later in the year was especially well received, but still fell short of addressing some of the major issues. Elsewhere, emerging markets felt the impact of problems in the developed world

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

and heightened risk aversion among investors contributed to volatility in emerging market asset prices. In Japan, the earthquake, tsunami, and nuclear disaster, coupled with a strong yen, kept share prices depressed.

Money Market Portfolio

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in such funds.

As of December 31, 2011, Variable Investment Series – Money Market Portfolio had net assets of approximately $107 million with an average portfolio maturity of 18 days. For the seven-day period ended December 31, 2011, the Portfolio's Class X shares provided an effective annualized yield of 0.01% (subsidized) and – 0.43% (non-subsidized) and a current yield of 0.01% (subsidized) and – 0.43% (non-subsidized), while its 30-day moving average yield for December 31, 2011 was 0.01% (subsidized) and – 0.43% (non-subsidized). Yield quotations more closely reflect the current earnings of the Portfolio. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. For the 12-month period ended December 31, 2011, the Portfolio's Class X shares returned 0.01%. Past performance is no guarantee of future results.

For the seven-day period ended December 31, 2011, the Portfolio's Class Y shares provided an effective annualized yield of 0.01% (subsidized) and – 0.68% (non-subsidized) and a current yield of 0.01% (subsidized) and – 0.68% (non-subsidized), while its 30-day moving average yield for December 31, 2011 was 0.01% (subsidized) and – 0.68% (non-subsidized). Yield quotations more closely reflect the current earnings of the Portfolio. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. For the 12-month period ended December 31, 2011, the Portfolio's Class Y shares returned 0.01%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

We remained cautious in our management of the portfolios throughout the period. We remain quite comfortable in our conservative approach to managing our money market funds. We believe our investment process and focus on credit research and risk management, combined with the high degree of liquidity and short maturity position of our funds has put us in a favorable position to respond to market uncertainty. We expect to maintain conservative, liquid and short weighted average maturity (WAM) and

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

weighted average life (WAL) portfolios, and continue to selectively, and prudently, look for opportunities in the market to take advantage of the positioning of our portfolios. With the continued volatility and uncertainty in the market we believe we remain positioned extremely well for this environment.

With the market continuing to focus on events in Europe and the health of European banks, wholesale funding conditions remained challenged and LIBOR levels continued to increase. As such, we focused most of our investment activity on the short end of the money market curve, primarily in the one through three month sector.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

Limited Duration Portfolio

For the 12-month period ended December 31, 2011, Variable Investment Series – Limited Duration Portfolio Class X shares produced a total return of 2.75%, underperforming the Barclays Capital U.S. Government/Credit Index (1-5 Year) (the "Index"), which returned 3.14%. For the same period, the Portfolio's Class Y shares returned 2.45%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio was overweight the credit sector, which detracted from relative performance. Short maturity corporate spreads versus Treasuries widened by almost 80 basis points. The financial sector (in which the Portfolio had exposure) was the worst performing sector, with spreads ending the year about 150 basis points wider.

The Portfolio was positioned to benefit from an anticipated flattening (a reduction in the difference of yield spreads) between the short and intermediate points of the yield curve. This trade was unwound profitably in the third quarter. The Portfolio's allocation to asset-backed securities, which are not represented in the Index, also helped performance as spreads in the sector narrowed during the year.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2011

	1 Year	5 Years	10 Years	Since Inception*
Class X	2.75%	–0.52%	1.11%	1.98%
Class Y	2.45%	–0.74%	0.86%	1.62%

(1)  Ending value on December 31, 2011 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Barclays Capital U.S. Government/Credit Index (1-5 Year) tracks the performance of U.S. government and corporate obligations, including U.S. government agency and Treasury securities, and corporate and Yankee bonds with maturities of one to five years. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of May 4, 1999 for Class X and June 5, 2000 for Class Y.

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Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Income Plus Portfolio

For the 12-month period ended December 31, 2011, Variable Investment Series – Income Plus Portfolio Class X shares produced a total return of 5.01%, underperforming the Barclays Capital U.S. Corporate Index (the "Index"), which returned 8.15%. For the same period, the Portfolio's Class Y shares returned 4.71%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio began the year overweight investment grade corporate bonds, and with exposure to high yield corporates and convertible bonds as well. These positions were initiated to benefit from a continuing global economic recovery and rally in risky assets. These overweight positions, particularly in investment grade corporate bonds, contributed positively to performance during the first half of 2011. Most of the outperformance came from the financial sector (banking, insurance, finance and real estate investment trusts), which collectively represented the Portfolio's largest overweight relative to the Index. Our preference for owning these positions remains predicated on the belief that

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2011

	1 Year	5 Years	10 Years	Since Inception*
Class X	5.01%	6.31%	5.97%	7.26%
Class Y	4.71%	6.05%	5.70%	6.45%

(1)  Ending value on December 31, 2011 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Barclays Capital U.S. Corporate Index covers U.S. dollar-denominated, investment-grade, fixed rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 1, 1987 for Class X and June 5, 2000 for Class Y.

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Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

these companies will continue to increase capital while working to reduce balance sheet risks.

However, these overweight positions hurt the Portfolio in the second half of 2011 as risky assets responded negatively to the deteriorating European sovereign debt crisis and slower global growth. Volatility and spread widening was especially notable in the banking sector, the Portfolio's largest overweight position, as the sector faced a particularly challenging environment. Investors were concerned about banks' exposure to European sovereign debt and the regulatory requirements for holding such debt in their portfolios, as well as the broader backdrop of slower economic growth. The Portfolio benefited from underweights to select non-financial sectors, such as railroads and health care; although gains made by these positions did not offset underperformance from other holdings in the Portfolio. While volatility is likely to continue in 2012, we believe strong credit fundamentals should ultimately lead to tighter corporate credit spreads as macro concerns subside and global economic growth stabilizes.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Global Infrastructure Portfolio

For the 12-month period ended December 31, 2011, Variable Investment Series – Global Infrastructure Portfolio Class X shares produced a total return of 16.07%, outperforming the Dow Jones Brookfield

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2011

	1 Year	5 Years	10 Years	Since Inception*
Class X	16.07%	3.51%	5.99%	7.72%
Class Y	15.82%	3.25%	5.73%	2.42%

(1)  Ending value on December 31, 2011 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index was first published in July 2008; however, back-tested hypothetical performance information is available for this Index since December 31, 2002. Returns are calculated using the return data of the S&P Global BMI Index through December 31, 2002 and the return data of the Dow Jones Brookfield Global Infrastructure Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Report, there are approximately 11,000 index members representing 26 developed and 20 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 1, 1990 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

Global Infrastructure Index (the "Index"), which returned 13.75%, and the S&P Global BMI Index, which returned – 7.72%. For the same period, the Portfolio's Class Y shares returned 15.82%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Infrastructure shares appreciated 13.75% during the period, as measured by the Index. Among the major infrastructure sectors, the gas midstream, pipeline companies, and transmission and distribution sectors exhibited relative outperformance, while the toll road, European regulated utilities, and communications sectors underperformed the Index. Gas distribution utilities performed in-line with the Index for the year. Among the smaller sectors, the water sector exhibited modest relative underperformance, and the ports and airport sectors exhibited meaningful relative underperformance.

For the year ended December 31, 2011, the Portfolio realized favorable performance from both bottom-up stock selection and top-down allocation, with bottom-up stock selection being the more significant driver of outperformance. From a bottom-up perspective, stock selection was particularly favorable in the toll roads, gas distribution utilities sectors, and European regulated utilities, and stock selection in all sectors was favorable or neutral aside from slight underperformance in the communications sector. From a top-down perspective, our positioning was favorable in all sectors except for underweights to the gas midstream and transmission and distribution sectors.

Concerning the broader equity markets, 2011 was characterized by significant equity market (and credit market outside North America) volatility brought on by investor uncertainty over the health of credit/lending markets, national banking systems, and government fiscal balance sheets across the globe, and the potential for credit market and balance sheet weakness to put significant pressure on various national economies. While no region was spared entirely, the U.S. equity markets outperformed their regional counterparts, with meaningful declines in the European and Asia Pacific stock markets.

Despite broader macroeconomic uncertainty, operating trends within infrastructure remained quite resilient in 2011 and were the primary cause for infrastructure stock outperformance relative to the broader global equity markets, as measured by the MSCI World Index. Favorable operating fundamentals spanned most infrastructure sectors in 2011 but were most readily apparent in the energy infrastructure category in North America, where the buildout of new long-haul pipelines for crude oil transportation and gathering and processing networks associated with natural gas and natural gas liquids (NGLs) continued to be robust.

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Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

Backlog for projects associated with this area of infrastructure extends out for the next several years, and the medium to longer-term attractiveness of this sector was underscored by a number of merger and acquisition (M&A) transactions that occurred within the sector in 2011. Another area of robust growth in 2011 was communications, where wireless phone providers struggled to keep up with the ever-increasing demand brought on by incremental smartphone usage. While this increased demand did not translate into stock outperformance for our wireless tower companies in the past year, this incremental demand has only reinforced what is already a multi-year backlog of equipment enhancements and new tower builds needed to meet wireless carrier needs. It is worth pointing out that despite significant share price underperformance in 2011 of companies in the ports and airport infrastructure sectors, operating trends even for these companies were favorable, with most companies reporting year-over-year volume growth and price/tariff increases.

We remain committed to our core investment philosophy as an infrastructure value investor. As value-oriented, bottom-up driven investors, our investment perspective is that over the medium and long-terms, the key factor in determining the performance of infrastructure securities will be underlying infrastructure asset values. Given the large and growing private infrastructure market, we believe that there are limits as to the level of premium or discount at which the public sector should trade relative to its underlying private infrastructure value. These limits can be viewed as the point at which the arbitrage opportunity between owning infrastructure in the private versus public markets becomes compelling. In aiming to achieve core infrastructure exposure in a cost-effective manner, we invest in equity securities of publicly listed infrastructure companies we believe offer the best value relative to their underlying infrastructure value and intrinsic value growth prospects. Our research currently leads us to an overweighting in the Portfolio (amongst the largest sectors) to a group of companies in the communications, gas distribution, toll roads, and pipeline companies sectors, and an underweighting to companies in the transmission and distribution, gas midstream, and European regulated utilities sectors.

Looking toward 2012, we are most positive regarding our positions in Asia in the utility (particularly gas distribution) and toll road sectors, which we believe have the most favorable risk-return characteristics in our investment universe and possess a compelling combination of meaningful discounts to intrinsic value and strong growth outlooks. We believe operating results for companies in these two sectors should remain favorable despite the potential for a more moderate growth trajectory in China. We are also favorable on companies within the communications sector, which while trading at more modest discounts than our overweight positions in Asia, in our view continue to possess very resilient secular fundamental trends and may produce sustainable cash flow growth that is not currently fully reflected in share prices. For energy

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

infrastructure, while we believe fundamental trends will remain strong in the coming year, we are more cautious on valuations, in particular in the midstream sector, where we believe near-term valuation levels are stretched relative to historical levels. Due to these stretched near-term valuation levels and operating fundamentals that are more sensitive to volume and end-product pricing relative to the pipeline sector, our preference is to favor pipelines. For electricity transmission and distribution and gas distribution utilities in North America, we find current valuations less favorable, but acknowledge the appeal of these companies among certain investors looking for safety in an uncertain macroeconomic environment. Finally, we expect to remain selective in the European regulated utility sector due to ongoing regulatory risk, in particular for those utilities in continental Europe.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

European Equity Portfolio

For the 12-month period ended December 31, 2011, Variable Investment Series – European Equity Portfolio Class X shares produced a total return of – 9.64%, outperforming the MSCI Europe Index (the "Index"), which returned – 11.06%. For the same period, the Portfolio's Class Y shares returned – 9.85%. Past performance is no guarantee of future results.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2011

	1 Year	5 Years	10 Years	Since Inception*
Class X	–9.64%	–3.90%	2.87%	8.11%
Class Y	–9.85%	–4.13%	2.62%	–0.14%

(1)  Ending value on December 31, 2011 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Morgan Stanley Capital International (MSCI) Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 1, 1991 for Class X and June 5, 2000 for Class Y.

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Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

In the 12-month period, the European market was turbulent, with shifting investor sentiment driving sharp swings in sector performance. Nevertheless, we can identify a clear trend of outperformance among more defensive (or less economically sensitive) sectors, such as health care equipment and food, beverage and tobacco, along with some of the more cyclical (or economically sensitive) industries such as energy and luxury goods. The latter were driven mainly by demand from emerging markets, as the developed western economies continued their long-term deleveraging process.

On an industry level, key contributors included both stock selection and an overweight allocation to energy. In particular, performance was bolstered by a position in a U.K. oil and drilling company, which delivered promising exploration results in new fields off the coast of Brazil and in West Africa. Stock selection in capital goods; food, beverage and tobacco; commercial services; and telecommunications also aided relative returns. Notable positions within these industries included two U.K. tobacco companies, whose stable cash flow generation, earnings visibility and emerging markets exposure helped boost both sales and prices. Positive relative performance was also driven by exposure to a U.K. industrial company with a high proportion of recurring revenues from maintenance and services, which provided some stability to the company's revenue stream. A U.K. food supermarket chain that successfully expanded its distribution efforts in southeast England and gained market share against larger competitors was also a top contributor to performance during the period. In addition, underweight positions in diversified financials and technology, along with an overweight allocation to pharmaceuticals, were additive.

Detractors from performance included stock selection in automobiles and components, retailing, consumer services, and materials. Among the weakest performers within these industries were a Luxembourg-based global steel producer, a U.K. diversified mining company, a German consumer retailer and a France-based worldwide hotel chain operator. These holdings underperformed during the period due to concerns about the global economic recovery.

Although the financials sector overall was a positive contributor to performance during the period, not surprisingly, some of the Portfolio's weakest performing holdings included two French banks with exposure to Italy, which has been under scrutiny from institutional investors recently due to its lack of economic growth and high level of debt, and a U.K. bank. It will take a while before the sovereign debt crisis and deleveraging can be considered behind us. In the second half of the year, we selectively continued

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

to add to our position in financials, where the Portfolio is still underweight — although within the sector it is now overweight retail banks.

On a country level, key contributors to performance included both stock selection and an overweight allocation to the U.K. along with stock selection in Switzerland and Finland. In addition, the Portfolio's underweight allocation to two troubled peripheral countries (Italy and Greece) was positive for the overall performance. On the contrary, the primary detractors from performance were stock selection in France, Germany and Sweden.

The outlook for the European economy worsened in the second half of 2011. Economists now do not exclude the chance of a mild temporary recession in Europe in the first half of 2012. We acknowledge a slowdown in the economy and we believe that a mild recession is already priced in the current valuations. Concerns remain on sovereign debt for some peripheral countries, but we believe that the current scenario provides opportunities in the market. We expect that the European economy should be a major beneficiary of a global recovery, with its high exposure to emerging markets. We see recent weakness in the market as an opportunity to selectively add stocks to the Portfolio, as European valuations are cheap compared to historical levels, in our view. We believe that European equities are well positioned to be a positive surprise for the years to come, especially once we have more visibility from politicians on the outcome of the euro crisis. Our investment approach remains the same. We continue to seek high quality companies that we believe have high earnings visibility and predictability, stable and strong cash flow and low levels of debt trading at attractive valuations.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

Multi Cap Growth Portfolio

For the 12-month period ended December 31, 2011, Variable Investment Series – Multi Cap Growth (formerly Capital Opportunities) Portfolio Class X shares produced a total return of – 6.74%, underperforming the Russell 3000® Growth Index (the "Index"), which returned 2.18%. For the same period, the Portfolio's Class Y shares returned – 6.97%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Stock selection in the consumer discretionary sector detracted the most from relative performance during the period. A video streaming service, an online retailer, and a South African diversified media company (not represented in the Index) were among the weakest-performing holdings. Stock selection in the financial services sector also dampened performance, with negative performance driven by a holding in an independent investment bank and out-of-benchmark exposures to a Brazilian securities exchange operator and a global property, power and infrastructure asset management company based in Canada. Stock selection and an overweight allocation in the materials and processing sector were disadvantageous as well. Two mineral mining companies were the main detractors.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2011

	1 Year	5 Years	10 Years	Since Inception*
Class X	–6.74%	5.03%	5.40%	10.71%
Class Y	–6.97%	4.76%	5.14%	1.26%

(1)  Ending value on December 31, 2011 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 9, 1984 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

However, the technology sector was the main positive contributor to performance. The sector was led by a personal computer, mobile communications, and media devices manufacturer and a Chinese internet search provider (which is not represented in the Index).

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Aggressive Equity Portfolio

For the 12-month period ended December 31, 2011, Variable Investment Series – Aggressive Equity Portfolio Class X shares produced a total return of – 7.33%, underperforming the Russell 3000® Growth Index (the "Index"), which returned 2.18%. For the same period, the Portfolio's Class Y shares returned – 7.59%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Stock selection in the consumer discretionary sector detracted the most from relative performance during the period. A video streaming service, an online retailer, and a South African diversified media company (not represented in the Index) were among the weakest-performing holdings. Stock

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2011

	1 Year	5 Years	10 Years	Since Inception*
Class X	–7.33%	3.90%	5.87%	4.83%
Class Y	–7.59%	3.64%	5.60%	1.59%

(1)  Ending value on December 31, 2011 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of May 4, 1999 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

selection in the financial services sector also dampened performance, with negative performance driven by a holding in an independent investment bank, and out-of-benchmark exposures to a Brazilian securities exchange operator and a global property, power and infrastructure asset management company based in Canada. Stock selection and an overweight allocation in the materials and processing sector were disadvantageous as well. Two mineral mining companies were the main detractors.

However, the technology sector was the main positive contributor to performance. The sector was led by a personal computer, mobile communications, and media devices manufacturer and a Chinese internet search provider (which is not represented in the Index).

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Strategist Portfolio

For the 12-month period ended December 31, 2011, Variable Investment Series – Strategist Portfolio Class X shares produced a total return of – 7.96%, underperforming the S&P 500® Index (the "Index"), which returned 2.11%, and underperforming the Barclays Capital U.S. Government/Credit Index, which returned 8.74%. For the same period, the Portfolio's Class Y shares returned – 8.13%. Past performance is no guarantee of future results.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2011

	1 Year	5 Years	10 Years	Since Inception*
Class X	–7.96%	–0.56%	4.28%	7.46%
Class Y	–8.13%	–0.81%	4.02%	2.49%

(1)  Ending value on December 31, 2011 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Barclays Capital U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 1, 1987 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Strategist Portfolio's flexible investment approach allows investment across stocks, bonds, cash and other investment classes. To determine the specific allocation among asset classes throughout the period, we rigorously evaluate a comprehensive array of quantitative and qualitative factors. The quantitative analysis comprises an extensive "top-down" asset class review of many macroeconomic variables, with primary focus on three core factors: monetary policy and its impact on liquidity, inflation trends and corporate profitability. A second, more qualitative process then broadens the analysis to determine which sectors and industries would offer the best opportunities, in our view, given the macroeconomic climate. Individual holdings are then selected to provide desired exposure to asset classes and sectors.

Portfolio returns over the course of 2011 did not match our historic track record or the underlying performance of our benchmarks. While the portfolio management team's research and portfolio construction disciplines did not change, the market's appetite for risk remained quite low, creating an unfavorable environment for most value plays. Additionally, our view that economic growth would resume in early 2011, supported by the rise in U.S. government bond yields and the improvement in a number of macroeconomic indicators (such as consumer confidence, corporate profits, survey data, etc.), fell short as oil prices spiked in the first quarter and the Japanese earthquake and tsunami disrupted an already fragile global supply chain.

After outperforming our Lipper Variable Annuity Flexible Portfolio Underlying Funds category peer group in the first quarter of 2011, the Strategist Portfolio underperformed those same peers over the balance of the year. While the economic recovery finally took hold in the U.S. during the fourth quarter, our pivot back to a defensive, cash-rich asset allocation during the summer prevented our investors from fully capitalizing on the "risk rally" that ensued.

In November, we shifted our asset allocation relative to an average balanced fund to an equal weight position in equities (55% percent of total Portfolio assets), a slight overweight position in cash (19%), and an underweight position in fixed income (26%), and in turn outperformed our category peer group for the month ended December 31, 2011. At year-end, the Portfolio's asset allocation stood at approximately 56% equities (versus an average balanced fund's weight of 55%), 26% fixed income (versus an average balanced fund's weight of 35%) and 18% cash equivalents (versus an average balanced fund's weight of 10%).

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

We appreciate your ongoing support of Morgan Stanley Variable Investment Series and look forward to continuing to serve your investment needs.

Very truly yours,

Arthur Lev
President and Principal Executive Officer

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2011 (unaudited) continued

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q and monthly holdings for each money market fund on Form N-MFP. Morgan Stanley does not deliver these reports to shareholders, nor are the first and third fiscal quarter reports posted to the Morgan Stanley public web site. However, the holdings for each money market fund are posted to the Morgan Stanley public web site. You may obtain the Form N-Q filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Portfolio's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC's web site at http://www.sec.gov.

Morgan Stanley Variable Investment Series

Expense Example ■ December 31, 2011 (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/11 – 12/31/11.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

Morgan Stanley Variable Investment Series

Expense Example ■ December 31, 2011 (unaudited) continued

Money Market

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/11	12/31/11	07/01/11 – 12/31/11
Class X
Actual (0.01% return)	$1,000.00	$1,000.10	$1.40
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.66	$1.42
Class Y
Actual (0.01% return)	$1,000.00	$1,000.10	$1.40
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.66	$1.42

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.28% and 0.28% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 0.60% and 0.85% for Class X and Class Y shares, respectively.

Limited Duration

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/11	12/31/11	07/01/11 – 12/31/11
Class X
Actual (0.79% return)	$1,000.00	$1,007.90	$3.19
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.03	$3.21
Class Y
Actual (0.66% return)	$1,000.00	$1,006.60	$4.45
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.77	$4.48

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.63% and 0.88% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Income Plus

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/11	12/31/11	07/01/11 – 12/31/11
Class X
Actual (1.37% return)	$1,000.00	$1,013.70	$3.05
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.18	$3.06
Class Y
Actual (1.19% return)	$1,000.00	$1,011.90	$4.31
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.92	$4.33

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.60% and 0.85% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Morgan Stanley Variable Investment Series

Expense Example ■ December 31, 2011 (unaudited) continued

Global Infrastructure

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/11	12/31/11	07/01/11 – 12/31/11
Class X
Actual (3.56% return)	$1,000.00	$1,035.60	$4.52
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.77	$4.48
Class Y
Actual (3.45% return)	$1,000.00	$1,034.50	$5.79
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.51	$5.75

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.88% and 1.13% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

European Equity

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/11	12/31/11	07/01/11 – 12/31/11
Actual (-16.58% return)	$1,000.00	$834.20	$4.62
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.16	$5.09
Class Y
Actual (-16.69% return)	$1,000.00	$833.10	$5.78
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.90	$6.36

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.00% and 1.25% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Multi Cap Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/11	12/31/11	07/01/11 – 12/31/11
Actual (-11.23% return)	$1,000.00	$887.70	$2.62
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.43	$2.80
Class Y
Actual (-11.33% return)	$1,000.00	$886.70	$3.80
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.17	$4.08

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.55% and 0.80% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Morgan Stanley Variable Investment Series

Expense Example ■ December 31, 2011 (unaudited) continued

Aggressive Equity

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/11	12/31/11	07/01/11 – 12/31/11
Class X
Actual (-11.49% return)	$1,000.00	$885.10	$5.18
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.71	$5.55
Class Y
Actual (-11.60% return)	$1,000.00	$884.00	$6.36
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.45	$6.82

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.09% and 1.34% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Strategist

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/11	12/31/11	07/01/11 – 12/31/11
Class X
Actual (-8.93% return)	$1,000.00	$910.70	$2.89
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.18	$3.06
Class Y
Actual (-9.04% return)	$1,000.00	$909.60	$4.09
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.92	$4.33

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.60% and 0.85% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 0.63% and 0.88% for Class X and Class Y shares, respectively.

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments ■ December 31, 2011

PRINCIPAL AMOUNT IN THOUSANDS		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
	Repurchase Agreements (52.8%)
$20,000	Bank of Nova Scotia, (dated 12/30/11; proceeds $20,000,067; fully collateralized by U.S. Government Obligations; U.S. Treasury Bond 8.00% due 11/15/21; U.S. Treasury Note 1.75% due 03/31/14; valued at $20,400,125)	0.03%	01/03/12	$20,000,000
11,655	BNP Paribas Securities Corp., (dated 12/30/11; proceeds $11,655,039; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 4.50% due 11/15/15; valued at $11,888,156)	0.03	01/03/12	11,655,000
5,000	Credit Agricole CIB, (dated 12/30/11; proceeds $5,000,017; fully collateralized by a U.S. Government Obligation; U.S. Treasury Bond 3.38% due 04/15/32; valued at $5,100,044)	0.03	01/03/12	5,000,000
5,000	ING Financial Markets LLC, (dated 12/30/11; proceeds $5,000,008; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 2.34% due 10/01/33; valued at $5,159,524)	0.03	01/03/12	5,000,000
15,000	TD Securities USA LLC, (dated 12/30/11; proceeds $15,000,017; fully collateralized by a U.S. Government Obligation; U.S. Treasury Bond 3.88% due 04/15/29; valued at $15,300,158)	0.01	01/03/12	15,000,000
	Total Repurchase Agreements (Cost $56,655,000)			56,655,000
	Commercial Paper (26.1%)
	Domestic Bank (2.6%)
2,730	HSBC Bank USA	0.24	02/21/12	2,729,053
	International Banks (23.5%)
4,705	ABN Amro Funding USA LLC (a)	0.52 - 0.61	01/26/12 - 01/31/12	4,702,837
5,000	Deutsche Bank Financial LLC	0.25	01/05/12	4,999,826
5,000	ING US Funding LLC	0.15	01/05/12	4,999,896
3,000	Nordea North America, Inc.	0.52	03/15/12	2,996,781
3,000	Oversea Chinese Banking	0.43	01/17/12 - 01/19/12	2,999,367

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
$1,000	UOB Funding LLC	0.41%	01/09/12	$999,899
3,500	Westpac Securities NZ Ltd. (a)	0.43	02/03/12	3,498,612
				25,197,218
	Total Commercial Paper (Cost $27,926,271)			27,926,271
	Certificates of Deposit (9.3%)
	International Banks
4,000	Skandin Ens Banken	0.38	02/03/12	4,000,000
4,000	Sumitomo Mitsui Banking Corp.	0.21	01/12/12	4,000,000
2,000	Svenska Handelsbanken AB	0.39 - 0.55	02/06/12 - 04/16/12	2,000,020
	Total Certificates of Deposit (Cost $10,000,020)			10,000,020

		COUPON RATE(b)	DEMAND DATE(c)
	Floating Rate Notes (9.3%)
	International Banks
2,000	ANZ National International Ltd. (a)	0.61%	03/12/12	06/12/12	2,000,000
4,000	Barclays Bank PLC	0.48	02/06/12	11/05/12	4,000,000
3,000	Royal Bank of Canada	0.51	02/27/12	02/27/12	3,000,000
1,000	Westpac Banking Corp.	0.62	04/05/12	07/05/12	1,000,000
	Total Floating Rate Notes (Cost $10,000,000)				10,000,000
	Tax-Exempt Instruments (2.8%)
	Weekly Variable Rate Bonds
3,000	Miami-Dade County, FL, Professional Sports Franchise Facilities Tax Ser 2009 E (Cost $3,000,000)	0.09	01/06/12	10/01/48	3,000,000

Total Investments (Cost $107,581,291)	100.3%	107,581,291
Liabilities in Excess of Other Assets	(0.3)	(301,183)
Net Assets	100.0%	$107,280,108

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments ■ December 31, 2011 continued

  (a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  Rate shown is the rate in effect at December 31, 2011.

  (c)  Date of next interest rate reset.

SUMMARY OF INVESTMENTS

MATURITY SCHEDULE†

1 - 30 Days	74%
31 - 60 Days	19
61 - 90 Days	5
91 - 120 Days	2
100%

†  As a percentage of total investments.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2011

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (57.6%)
	Basic Materials (3.5%)
$350	Anglo American Capital PLC (United Kingdom) (a)	9.375%	04/08/14	$399,747
190	ArcelorMittal (Luxembourg)	9.00	02/15/15	210,205
230	Barrick Gold Corp. (Canada)	1.75	05/30/14	232,404
350	Dow Chemical Co. (The)	5.90	02/15/15	389,733
115	Ecolab, Inc.	3.00	12/08/16	119,093
260	Kinross Gold Corp. (Canada) (a)	3.625	09/01/16	253,582
350	Potash Corp. of Saskatchewan, Inc. (Canada)	5.25	05/15/14	384,340
				1,989,104
	Communications (5.7%)
375	AT&T, Inc.	2.50	08/15/15	388,637
300	Comcast Corp.	6.50	01/15/15	340,328
215	COX Communications, Inc.	4.625	06/01/13	226,723
220	DirecTV Holdings LLC/DirecTV Financing Co., Inc.	4.75	10/01/14	237,790
290	NBC Universal Media LLC	2.10	04/01/14	294,939
145	News America, Inc.	5.30	12/15/14	158,031
375	Telecom Italia Capital SA (Italy)	5.25	11/15/13	360,375
200	Time Warner Cable, Inc.	8.25	02/14/14	225,542
250	Verizon Communications, Inc.	1.25	11/03/14	251,411
350	Viacom, Inc.	4.375	09/15/14	375,177
340	Vodafone Group PLC (United Kingdom)	5.00	12/16/13	364,990
				3,223,943
	Consumer, Cyclical (2.4%)
305	Best Buy Co., Inc.	3.75	03/15/16	300,758
280	Daimler Finance North America LLC (a)	1.875	09/15/14	278,666
220	Home Depot, Inc.	5.40	03/01/16	254,333
420	Marriott International, Inc.	4.625	06/15/12	425,536
135	Wesfarmers Ltd. (Australia) (a)	2.983	05/18/16	136,213
				1,395,506
	Consumer, Non-Cyclical (6.6%)
250	Altria Group, Inc.	4.125	09/11/15	271,633
165	Anheuser-Busch InBev Worldwide, Inc. (Belgium)	4.125	01/15/15	178,024
205	Anheuser-Busch InBev Worldwide, Inc. (Belgium)	5.375	11/15/14	227,934
200	Aristotle Holding, Inc. (a)	2.75	11/21/14	202,564
265	Bacardi Ltd. (Bermuda) (a)	7.45	04/01/14	298,836
260	Bunge Ltd. Finance Corp.	5.35	04/15/14	272,848
330	Delhaize Group SA (Belgium)	5.875	02/01/14	358,350
350	Gilead Sciences, Inc.	3.05	12/01/16	358,627
300	Kraft Foods, Inc.	6.75	02/19/14	333,569

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$225	Kroger Co. (The)	7.50%	01/15/14	$251,575
370	McKesson Corp.	3.25	03/01/16	391,961
320	Quest Diagnostics, Inc.	3.20	04/01/16	331,661
250	Stryker Corp.	2.00	09/30/16	256,122
				3,733,704
	Energy (2.3%)
225	Enterprise Products Operating LLC, Series O	9.75	01/31/14	260,032
380	Marathon Petroleum Corp.	3.50	03/01/16	387,171
320	Plains All American Pipeline LP/PAA Finance Corp.	4.25	09/01/12	326,474
305	Spectra Energy Capital LLC	5.90	09/15/13	324,869
				1,298,546
	Finance (31.1%)
265	ABB Treasury Center USA, Inc. (Switzerland) (a)	2.50	06/15/16	266,745
255	Abbey National Treasury Services PLC (United Kingdom)	2.875	04/25/14	237,854
575	Abbey National Treasury Services PLC (United Kingdom) (a)	3.875	11/10/14	539,997
110	Aflac, Inc.	3.45	08/15/15	113,614
475	American Express Co.	7.25	05/20/14	530,763
260	American International Group, Inc.	3.65	01/15/14	252,639
230	Banco Bradesco SA (Brazil) (a)	4.125	05/16/16	233,105
620	Bank of America Corp., Series 1	3.75	07/12/16	574,654
405	Bank One Corp.	5.25	01/30/13	418,878
315	Barclays Bank PLC (United Kingdom)	2.50	01/23/13	313,737
330	BBVA Bancomer SA (Mexico) (a)	4.50	03/10/16	325,050
200	BBVA US Senior SAU (Spain)	3.25	05/16/14	189,551
320	BNP Paribas SA (France)	3.60	02/23/16	300,435
205	BP Capital Markets PLC (United Kingdom)	3.875	03/10/15	219,065
390	Canadian Imperial Bank of Commerce (Canada)	1.45	09/13/13	390,154
300	Capital One Financial Corp.	7.375	05/23/14	329,795
500	Cie de Financement Foncier (France) (a)	2.25	03/07/14	491,755
475	Citigroup, Inc. (See Note 6)	4.587	12/15/15	478,467
575	Commonwealth Bank of Australia (Australia) (a)	2.75	10/15/12	581,718
340	Credit Suisse (Switzerland)	5.50	05/01/14	353,596
355	Deutsche Bank AG (Germany)	2.375	01/11/13	352,457
975	General Electric Capital Corp.	2.95	05/09/16	1,003,792
300	Genworth Life Institutional Funding Trust (a)	5.875	05/03/13	304,992
425	Goldman Sachs Group, Inc. (The)	3.625	02/07/16	411,030
250	Harley-Davidson Funding Corp. (a)	5.25	12/15/12	257,641
200	HCP, Inc.	2.70	02/01/14	199,809
350	HSBC Finance Corp.	5.25	04/15/15	357,438

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$120	Intesa Sanpaolo SpA (Italy) (a)	3.625%	08/12/15	$99,486
75	Jefferies Group, Inc.	3.875	11/09/15	67,125
135	JPMorgan Chase & Co.	3.15	07/05/16	135,773
500	Lloyds TSB Bank PLC (United Kingdom) (a)	2.80	04/02/12	502,250
230	Macquarie Group Ltd. (Australia) (a)	7.30	08/01/14	239,593
325	Metropolitan Life Global Funding I (See Note 6) (a)	2.00	01/10/14	327,079
350	Monumental Global Funding III (a)	5.25	01/15/14	367,983
270	Nationwide Building Society (United Kingdom) (a)	4.65	02/25/15	267,940
30	Nissan Motor Acceptance Corp. (Japan) (a)	3.25	01/30/13	30,395
365	Nordea Bank AB (Sweden) (a)	2.50	11/13/12	367,499
270	Principal Financial Group, Inc.	7.875	05/15/14	301,203
320	Prudential Financial, Inc., MTN	4.75	09/17/15	338,173
2,300	Royal Bank of Scotland PLC (The) (United Kingdom) (a)	2.625	05/11/12	2,315,093
110	Societe Generale SA (France) (a)	3.10	09/14/15	96,358
300	Standard Chartered PLC (United Kingdom) (a)	3.85	04/27/15	302,172
95	SunTrust Banks, Inc.	3.50	01/20/17	95,600
225	Svenska Handelsbanken AB (Sweden) (a)	2.875	09/14/12	227,167
365	TD Ameritrade Holding Corp.	2.95	12/01/12	369,645
365	UBS AG (Switzerland)	3.875	01/15/15	364,254
330	US Bancorp	2.20	11/15/16	333,547
470	Wells Fargo & Co.	3.676	06/15/16	491,652
				17,668,718
	Industrials (1.3%)
385	Agilent Technologies, Inc.	4.45	09/14/12	392,604
90	Danaher Corp.	1.30	06/23/14	91,348
250	Waste Management, Inc.	2.60	09/01/16	254,034
				737,986
	Technology (1.4%)
160	Applied Materials, Inc.	2.65	06/15/16	163,970
285	Hewlett-Packard Co.	3.30	12/09/16	291,345
330	Texas Instruments, Inc.	1.375	05/15/14	334,302
				789,617
	Utilities (3.3%)
300	Commonwealth Edison Co.	1.625	01/15/14	302,326
350	EDF SA (France) (a)	5.50	01/26/14	373,971
350	Enel Finance International N.V. (Italy) (a)	3.875	10/07/14	340,942
215	FirstEnergy Solutions Corp.	4.80	02/15/15	229,634

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$265	NextEra Energy Capital Holdings, Inc.	5.35%		06/15/13	$279,644
320	Sempra Energy	2.00		03/15/14	324,228
					1,850,745
	Total Corporate Bonds (Cost $32,491,413)				32,687,869
	Asset-Backed Securities (22.3%)
	Ally Master Owner Trust
100	(a)	2.028	(b)	01/15/15	101,240
200		2.15		01/15/16	202,260
225	(a)	2.88		04/15/15	228,782
800	American Express Credit Account Master Trust	1.528	(b)	03/15/17	823,318
72	ARI Fleet Lease Trust (a)	1.728	(b)	08/15/18	71,689
807	Capital One Multi-Asset Execution Trust	0.358	(b)	09/15/15	806,012
225	CarMax Auto Owner Trust	1.29		09/15/15	226,236
87	Chesapeake Funding LLC (a)	2.278	(b)	12/15/20	87,641
600	Citibank Credit Card Issuance Trust (See Note 6)	2.25		12/23/14	609,013
	CNH Equipment Trust
551		1.17		05/15/15	551,250
256		1.54		07/15/14	256,624
850	Discover Card Master Trust	1.578	(b)	12/15/14	855,066
	Ford Credit Floorplan Master Owner Trust
775		1.828	(b)	09/15/14	780,981
375	(a)	4.20		02/15/17	403,364
1,150	GE Capital Credit Card Master Note Trust	2.378	(b)	04/15/15	1,156,904
330	GE Dealer Floorplan Master Note Trust	0.885	(b)	07/20/16	329,790
425	GE Equipment Midticket LLC (a)	0.94		07/14/14	424,840
	Harley-Davidson Motorcycle Trust
625		1.16		02/15/15	626,535
174		1.87		02/15/14	174,348
26	Huntington Auto Trust (a)	3.94		06/17/13	25,934
310	Hyundai Auto Lease Securitization Trust 2011-A (a)	1.02		08/15/14	309,414
535	Hyundai Auto Receivables Trust	1.50		10/15/14	536,797
525	Macquarie Equipment Funding Trust (a)	1.21		09/20/13	524,948
240	MMAF Equipment Finance LLC (a)	2.37		11/15/13	240,897
	MMCA Automobile Trust
225	(a)	1.22		01/15/15	225,412
326	(a)	1.39		01/15/14	326,591
13	Navistar Financial Corp. Owner Trust (a)	1.47		10/18/12	12,999
575	Nissan Auto Lease Trust	1.12		12/15/13	576,477
200	Nissan Master Owner Trust Receivables (a)	1.428	(b)	01/15/15	201,528

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	North Carolina State Education Assistance Authority
$277		0.868	(b)%	01/25/21	$277,010
225		1.218	(b)	07/25/25	217,748
100	Panhandle-Plains Higher Education Authority, Inc.	1.322	(b)	07/01/24	97,894
270	Toyota Auto Receivables Owner Trust	1.27		12/16/13	270,414
89	Wheels SPV LLC (a)	1.828	(b)	03/15/18	89,140
	Total Asset-Backed Securities (Cost $12,568,783)				12,649,096
	U.S. Treasury Securities (8.5%)
	U.S. Treasury Notes
2,315		1.25		08/31/15	2,376,855
2,275		2.25		03/31/16	2,426,963
	Total U.S. Treasury Securities (Cost $4,730,500)				4,803,818
	Non-U.S. Government - Guaranteed (5.8%)
900	Commonwealth Bank of Australia (Australia) (a)	2.50		12/10/12	915,432
1,545	Swedbank AB (Sweden) (a)	2.90		01/14/13	1,582,117
810	Westpac Securities NZ Ltd. (New Zealand) (a)	2.50		05/25/12	815,034
	Total Non-U.S. Government - Guaranteed (Cost $3,249,897)				3,312,583
	Sovereign (1.0%)
577	Societe Financement de l'Economie Francaise (France) (Cost $574,767) (a)	3.375		05/05/14	591,810
	Agency Fixed Rate Mortgages (0.8%)
	Federal National Mortgage Association, Conventional Pools:
281		6.50		01/01/32 - 11/01/33	319,221
126		7.00		08/01/29 - 06/01/32	146,757
	Total Agency Fixed Rate Mortgages (Cost $424,874)				465,978
	Agency Adjustable Rate Mortgages (0.7%)
88	Federal Home Loan Mortgage Corporation, Conventional Pools	5.462	(b)	01/01/38	94,326
271	Federal National Mortgage Association, Conventional Pools	2.396	(b)	05/01/35	286,018
	Total Agency Adjustable Rate Mortgages (Cost $378,208)				380,344

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Collateralized Mortgage Obligation - Agency Collateral Series (0.6%)
$307	Federal Home Loan Mortgage Corporation, REMIC (Cost $328,119)	7.50%		09/15/29	$356,141
	Municipal Bond (0.5%)
300	New Jersey Economic Development Authority (Cost $300,000)	1.546	(b)	06/15/13	300,066
	Commercial Mortgage Backed Security (0.4%)
190	Wachovia Bank Commercial Mortgage Trust (Cost $193,399)	5.316	(b)	07/15/41	204,468
	Short-Term Investments (1.4%)
	U.S. Treasury Security (1.2%)
675	U.S. Treasury Bill (Cost $674,973) (c)(d)	0.018		03/22/12	674,978
NUMBER OF SHARES (000)
	Investment Company (0.2%)
	111Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $110,511)				110,511
	Total Short-Term Investments (Cost $785,484)				785,489
	Total Investments (Cost $56,025,444) (e)			99.6%	56,537,662
	Other Assets in Excess of Liabilities			0.4	239,786
	Net Assets			100.0%	$56,777,448

  MTN  Medium Term Note.

  REMIC  Real Estate Mortgage Investment Conduit.

  (a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2011.

  (c)  A portion of this security has been physically segregated in connection with open futures contracts and swap agreements.

  (d)  Rate shown is the yield to maturity at December 31, 2011.

  (e)  Securities are available for collateral in connection with open futures contracts and swap agreements.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2011 continued

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2011:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
48	Long	U.S. Treasury 2 yr. Note, Mar-12	$10,586,250	$5,778
42	Long	U.S. Treasury 5 yr. Note, Mar-12	5,176,828	23,953
2	Short	U.S. Treasury 10 yr. Note, Mar-12	(262,250)	(2,133)
Net Unrealized Appreciation				$27,598

ZERO COUPON SWAP AGREEMENTS OPEN AT DECEMBER 31, 2011:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Bank PLC	$1,153	3 Month LIBOR	Pay	11/15/19	$213,184
Barclays Bank PLC	973	3 Month LIBOR	Receive	11/15/19	(383,383)
Deutsche Bank	626	3 Month LIBOR	Receive	11/15/21	(256,907)
Deutsche Bank	733	3 Month LIBOR	Pay	11/15/21	156,113
Net Unrealized Depreciation					$(270,993)

  LIBOR  London Interbank Offered Rate.

LONG TERM CREDIT ANALYSIS++
AAA	35.6%
AA	25.8
A	20.5
BBB	17.9
Not Rated	0.2
	100.0	%+

  +  Does not include open long/short futures contracts with an underlying face amount of $16,025,328 and net unrealized appreciation of $27,598. Also does not include open swap agreements with net unrealized depreciation of $270,993.

  ++  The ratings shown are based on the Portfolio's security ratings as determined by Standard & Poor's, Moody's or Fitch, each a Nationally Recognized Statistical Ratings Organization ("NRSRO").

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2011

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (94.7%)
	Basic Materials (6.5%)
$820	ArcelorMittal (Luxembourg)	9.85%	06/01/19	$913,235
1,570	CF Industries, Inc.	6.875	05/01/18	1,801,575
550	Ecolab, Inc.	3.00	12/08/16	569,576
215	Ecolab, Inc.	4.35	12/08/21	230,061
540	FMG Resources August 2006 Pty Ltd. (Australia) (a)	6.375	02/01/16	526,500
205	FMG Resources August 2006 Pty Ltd. (Australia) (a)	6.875	02/01/18	197,313
440	Georgia-Pacific LLC	7.75	11/15/29	555,228
595	Georgia-Pacific LLC	8.875	05/15/31	820,051
203	Goldcorp, Inc. (Canada)	2.00	08/01/14	249,436
535	Incitec Pivot Ltd. (Australia) (a)	4.00	12/07/15	546,434
580	Kinross Gold Corp. (Canada) (a)	5.125	09/01/21	570,293
545	Lubrizol Corp.	8.875	02/01/19	749,901
164	Lyondell Chemical Co.	8.00	11/01/17	179,990
110	LyondellBasell Industries (Netherlands) (a)	6.00	11/15/21	114,675
1,325	MeadWestvaco Corp.	7.375	09/01/19	1,541,566
1,075	Reliance Steel & Aluminum Co.	6.85	11/15/36	1,076,281
605	Teck Resources Ltd. (Canada)	4.75	01/15/22	651,615
705	Teck Resources Ltd. (Canada)	6.25	07/15/41	817,378
195	Vale Overseas Ltd. (Brazil)	6.875	11/21/36	222,993
210	Vale Overseas Ltd. (Brazil)	6.875	11/10/39	241,584
				12,575,685
	Communications (12.3%)
1,700	AT&T, Inc.	5.35	09/01/40	1,919,710
875	AT&T, Inc.	6.30	01/15/38	1,078,042
310	Cablevision Systems Corp.	7.75	04/15/18	330,150
655	CenturyLink, Inc.	6.45	06/15/21	657,356
325	CenturyLink, Inc., Series Q	6.15	09/15/19	326,981
700	Comcast Corp.	5.15	03/01/20	797,408
820	Comcast Corp.	6.40	05/15/38	988,593
100	Comcast Corp.	6.45	03/15/37	121,636
505	Corning, Inc.	7.25	08/15/36	610,662
110	COX Communications, Inc. (a)	8.375	03/01/39	147,752
195	CSC Holdings LLC (a)	6.75	11/15/21	206,213
315	Deutsche Telekom International Finance BV (Germany)	6.75	08/20/18	376,142
300	Deutsche Telekom International Finance BV (Germany)	8.75	06/15/30	419,578

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$500	DirecTV Holdings LLC/DirecTV Financing Co., Inc.	5.875%	10/01/19	$563,697
175	Expedia, Inc.	5.95	08/15/20	176,771
75	Frontier Communications Corp.	8.50	04/15/20	77,156
381	Liberty Interactive LLC	3.125	03/30/23	428,149
1,045	NBC Universal Media LLC	4.375	04/01/21	1,104,937
510	News America, Inc.	6.40	12/15/35	560,633
165	News America, Inc.	6.65	11/15/37	187,546
375	Omnicom Group, Inc.	0.00	07/01/38	397,500
260	Qwest Corp.	6.875	09/15/33	259,555
430	Sable International Finance Ltd. (United Kingdom) (a)	7.75	02/15/17	432,150
351	SBA Communications Corp.	1.875	05/01/13	397,946
305	SBA Telecommunications, Inc.	8.25	08/15/19	333,213
350	Symantec Corp., Series B	1.00	06/15/13	391,563
1,280	Telecom Italia Capital SA (Italy)	7.175	06/18/19	1,201,181
1,330	Telefonica Europe BV (Spain)	8.25	09/15/30	1,466,368
640	Telstra Corp., Ltd. (Australia) (a)	4.80	10/12/21	680,083
1,200	Time Warner Cable, Inc.	6.75	07/01/18	1,427,174
610	Time Warner, Inc.	6.50	11/15/36	738,459
1,295	Time Warner, Inc.	7.70	05/01/32	1,694,429
980	Verizon Communications, Inc.	4.75	11/01/41	1,059,041
150	Verizon Communications, Inc.	6.40	02/15/38	191,084
715	Verizon Communications, Inc.	8.95	03/01/39	1,148,864
335	Vivendi SA (France) (a)	6.625	04/04/18	381,234
555	WPP Finance 2010 (United Kingdom) (a)	4.75	11/21/21	552,032
				23,830,988
	Consumer, Cyclical (4.5%)
1,105	Chrysler Group LLC/CG Co-Issuer, Inc. (a)	8.00	06/15/19	1,016,600
395	Daimler Finance North America LLC (Germany)	8.50	01/18/31	553,794
164	DR Horton, Inc., Series DHI	2.00	05/15/14	192,290
925	Gap, Inc. (The)	5.95	04/12/21	883,806
405	Hyatt Hotels Corp. (a)	6.875	08/15/19	452,623
105	Ingram Micro, Inc.	5.25	09/01/17	108,291
208	International Game Technology	3.25	05/01/14	247,260
210	JC Penney Co., Inc.	5.65	06/01/20	206,850
455	JC Penney Corp., Inc.	6.375	10/15/36	382,769
285	Levi Strauss & Co.	7.625	05/15/20	292,481
620	QVC, Inc. (a)	7.125	04/15/17	660,300
227	RadioShack Corp. (a)	2.50	08/01/13	218,204
315	Whirlpool Corp., MTN	8.60	05/01/14	351,768

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$800	Wyndham Worldwide Corp.	5.625%	03/01/21	$827,526
365	Wyndham Worldwide Corp.	5.75	02/01/18	386,892
590	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.	7.75	08/15/20	657,850
1,040	Yum! Brands, Inc.	6.875	11/15/37	1,332,160
				8,771,464
	Consumer, Non-Cyclical (7.5%)
245	Amgen, Inc.	3.875	11/15/21	247,737
416	Archer-Daniels-Midland Co.	0.875	02/15/14	420,160
795	Boston Scientific Corp.	6.00	01/15/20	888,922
580	Bunge Ltd. Finance Corp.	8.50	06/15/19	707,008
995	Cigna Corp.	2.75	11/15/16	993,943
740	ConAgra Foods, Inc.	8.25	09/15/30	941,280
165	Constellation Brands, Inc.	7.25	09/01/16	182,119
1,185	Delhaize Group SA (Belgium)	5.70	10/01/40	1,220,831
420	Gilead Sciences, Inc.	1.00	05/01/14	462,000
180	Gilead Sciences, Inc.	5.65	12/01/41	200,039
490	Grupo Bimbo SAB de CV (Mexico) (a)	4.875	06/30/20	521,065
700	Kraft Foods, Inc.	6.875	02/01/38	930,136
400	Kraft Foods, Inc.	6.875	01/26/39	534,771
300	Life Technologies Corp.	1.50	02/15/24	301,500
415	Life Technologies Corp.	6.00	03/01/20	464,662
835	Lorillard Tobacco Co.	8.125	06/23/19	996,085
330	Molson Coors Brewing Co.	2.50	07/30/13	351,038
300	Mylan, Inc.	1.25	03/15/12	302,250
365	Quest Diagnostics, Inc.	6.95	07/01/37	455,308
800	Sigma Alimentos SA de CV (Mexico) (a)	5.625	04/14/18	820,000
665	Teva Pharmaceutical Finance IV BV (Israel)	3.65	11/10/21	677,789
520	TreeHouse Foods, Inc.	7.75	03/01/18	564,200
630	Verisk Analytics, Inc.	5.80	05/01/21	679,421
280	Vertex Pharmaceuticals, Inc.	3.35	10/01/15	295,050
235	Viropharma, Inc.	2.00	03/15/17	373,062
				14,530,376
	Energy (7.2%)
356	Alpha Natural Resources, Inc.	2.375	04/15/15	332,860
85	Alpha Natural Resources, Inc.	6.00	06/01/19	82,875
370	Alpha Natural Resources, Inc.	6.25	06/01/21	360,750
600	Anadarko Petroleum Corp.	6.95	06/15/19	717,362
175	Anadarko Petroleum Corp.	8.70	03/15/19	223,736
394	Chesapeake Energy Corp.	2.75	11/15/35	387,105

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$150	Concho Resources, Inc.	7.00%	01/15/21	$161,812
745	Continental Resources, Inc.	7.125	04/01/21	812,050
1,320	Energy Transfer Partners LP	9.00	04/15/19	1,572,261
275	Enterprise Products Operating LLC	5.25	01/31/20	304,140
850	Enterprise Products Operating LLC	5.95	02/01/41	956,207
625	EQT Corp.	4.875	11/15/21	632,130
360	EQT Corp.	8.125	06/01/19	422,872
400	Gazprom OAO Via Gaz Capital SA (Russia) (a)	6.51	03/07/22	408,000
885	Kinder Morgan Finance Co. ULC	5.70	01/05/16	909,337
325	Marathon Petroleum Corp.	5.125	03/01/21	340,139
775	Marathon Petroleum Corp.	6.50	03/01/41	881,294
325	MarkWest Energy Partners LP/MarkWest Energy Finance Corp.	6.25	06/15/22	341,250
410	Petrobras International Finance Co. (Brazil)	5.75	01/20/20	440,799
1,095	Plains All American Pipeline LP/PAA Finance Corp.	6.70	05/15/36	1,305,145
675	Plains All American Pipeline LP/PAA Finance Corp.	8.75	05/01/19	863,532
225	Spectra Energy Capital LLC	8.00	10/01/19	283,570
485	Transocean, Inc. (Cayman Islands)	6.375	12/15/21	516,453
700	Valero Energy Corp.	6.125	02/01/20	779,884
				14,035,563
	Finance (42.6%)
1,125	Aegon N.V. (Netherlands)	4.625	12/01/15	1,167,327
700	Ally Financial, Inc.	6.25	12/01/17	677,845
1,285	American Financial Group, Inc.	9.875	06/15/19	1,496,661
720	American International Group, Inc.	6.40	12/15/20	727,872
432	Ares Capital Corp. (a)	5.75	02/01/16	417,960
1,150	Banco de Credito del Peru (Peru) (a)	4.75	03/16/16	1,158,625
990	Banco Votorantim SA (Brazil) (a)	5.25	02/11/16	1,005,840
1,865	Bank of America Corp.	5.75	12/01/17	1,763,689
780	Barclays Bank PLC (United Kingdom) (a)	6.05	12/04/17	708,726
700	Barclays Bank PLC (United Kingdom)	6.75	05/22/19	777,177
1,135	BBVA Bancomer SA (Mexico) (a)	4.50	03/10/16	1,117,975
900	BBVA US Senior SAU (Spain)	3.25	05/16/14	852,979
610	Bear Stearns Cos. LLC (The)	5.55	01/22/17	645,600
540	BNP Paribas SA (France)	5.00	01/15/21	520,676
950	Boston Properties LP	3.70	11/15/18	971,493
1,025	Brandywine Operating Partnership LP	4.95	04/15/18	1,010,332
490	Brookfield Asset Management, Inc. (Canada)	5.80	04/25/17	520,625
780	Capital One Bank, USA NA	8.80	07/15/19	893,567

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$800	Capital One Capital VI	8.875%		05/15/40	$834,313
1,735	Citigroup, Inc. (See Note 6)	5.875		05/29/37	1,738,531
1,230	Citigroup, Inc. (See Note 6)	8.50		05/22/19	1,449,856
700	CNA Financial Corp.	7.35		11/15/19	781,332
260	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands) (a)	11.00	(b)	06/30/19(c)	305,530
1,455	Credit Agricole SA (France) (a)	8.375	(b)	10/13/19(c)	1,098,525
765	Credit Suisse (Switzerland)	5.40		01/14/20	722,671
280	Credit Suisse (Switzerland)	6.00		02/15/18	276,493
800	Dexus Diversified Trust/Dexus Office Trust (Australia) (a)	5.60		03/15/21	814,426
775	Digital Realty Trust LP	5.25		03/15/21	777,854
425	Discover Bank	7.00		04/15/20	445,363
715	Discover Bank	8.70		11/18/19	816,419
270	ERP Operating LP	4.625		12/15/21	275,869
750	Farmers Insurance Exchange (a)	8.625		05/01/24	931,019
600	Ford Motor Credit Co. LLC	5.00		05/15/18	603,056
545	General Electric Capital Corp.	5.30		02/11/21	583,636
75	General Electric Capital Corp., MTN	5.875		01/14/38	79,740
6,350	General Electric Capital Corp., Series G	6.00		08/07/19	7,305,103
1,195	Genworth Financial, Inc.	7.70		06/15/20	1,139,284
2,215	Goldman Sachs Group, Inc. (The)	6.15		04/01/18	2,289,025
1,565	Goldman Sachs Group, Inc. (The)	6.75		10/01/37	1,460,511
950	Goodman Funding Pty Ltd. (Australia) (a)	6.375		04/15/21	968,329
550	Harley-Davidson Funding Corp. (a)	6.80		06/15/18	643,620
600	Hartford Financial Services Group, Inc.	5.50		03/30/20	609,956
1,675	HBOS PLC, Series G (United Kingdom) (a)	6.75		05/21/18	1,344,638
250	HCP, Inc.	5.625		05/01/17	265,441
300	Health Care REIT, Inc.	4.75		07/15/27	343,500
600	Health Care REIT, Inc.	6.125		04/15/20	622,676
595	Huntington Bancshares, Inc.	7.00		12/15/20	675,476
915	International Lease Finance Corp.	5.75		05/15/16	849,498
945	International Lease Finance Corp.	6.25		05/15/19	874,234
510	Intesa Sanpaolo SpA (Italy) (a)	6.50		02/24/21	419,238
200	Jefferies Group, Inc.	3.875		11/09/15	179,000
710	Jefferies Group, Inc.	6.875		04/15/21	646,100
2,610	JPMorgan Chase Capital XXVII	7.00		11/01/39	2,652,412
745	Lincoln National Corp.	8.75		07/01/19	907,479
260	Lloyds TSB Bank PLC (United Kingdom)	6.375		01/21/21	260,998
505	Lloyds TSB Bank PLC, MTN (United Kingdom) (a)	5.80		01/13/20	480,189

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$710	Macquarie Bank Ltd. (Australia) (a)	6.625%		04/07/21	$655,687
705	Macquarie Group Ltd. (Australia) (a)	6.00		01/14/20	662,321
930	Merrill Lynch & Co., Inc.	7.75		05/14/38	886,010
3,625	Merrill Lynch & Co., Inc., MTN	6.875		04/25/18	3,578,535
965	MetLife, Inc. (See Note 6)	10.75		08/01/39	1,276,994
165	NASDAQ OMX Group, Inc. (The)	5.25		01/16/18	173,384
1,665	Nationwide Building Society (United Kingdom) (a)	6.25		02/25/20	1,654,584
525	Nationwide Financial Services (a)	5.375		03/25/21	516,605
1,100	Nordea Bank AB (Sweden) (a)	4.875		05/13/21	931,401
370	Platinum Underwriters Finance, Inc., Series B	7.50		06/01/17	389,829
1,025	Principal Financial Group, Inc.	8.875		05/15/19	1,277,970
925	Protective Life Corp.	7.375		10/15/19	1,028,039
635	Prudential Financial, Inc., MTN	6.625		12/01/37	697,574
775	QBE Capital Funding III Ltd. (Australia) (a)	7.25	(b)	05/24/41	683,526
1,240	Regions Financial Corp.	5.75		06/15/15	1,196,600
775	Reinsurance Group of America, Inc.	6.45		11/15/19	872,034
925	Royal Bank of Scotland Group PLC (United Kingdom)	6.40		10/21/19	867,269
360	Santander Holdings USA, Inc. (Spain)	4.625		04/19/16	346,042
1,300	Santander US Debt SA Unipersonal (Spain) (a)	3.724		01/20/15	1,181,245
700	Simon Property Group LP	4.125		12/01/21	733,459
1,060	SLM Corp., MTN	6.25		01/25/16	1,031,734
495	SLM Corp., MTN	8.00		03/25/20	501,188
885	Standard Chartered Bank (United Kingdom) (a)	6.40		09/26/17	912,359
525	SunTrust Banks, Inc.	3.50		01/20/17	528,313
800	UBS AG (Switzerland)	4.875		08/04/20	795,922
450	Ventas Realty LP/Ventas Capital Corp.	4.75		06/01/21	435,128
300	Vornado Realty LP	3.875		04/15/25	307,500
600	Vornado Realty LP	5.00		01/15/22	606,158
975	WEA Finance LLC (Australia) (a)	4.625		05/10/21	958,753
900	Wells Operating Partnership II LP	5.875		04/01/18	924,804
900	Willis Group Holdings PLC	4.125		03/15/16	914,949
1,000	XL Group Ltd. (Cayman Islands)	5.75		10/01/21	1,057,352
					82,489,577
	Industrials (5.8%)
1,060	BAA Funding Ltd. (United Kingdom) (a)	4.875		07/15/21	1,092,752
540	Ball Corp.	7.375		09/01/19	594,000
500	Bemis Co., Inc.	4.50		10/15/21	530,710
255	Bombardier, Inc. (Canada) (a)	7.50		03/15/18	274,125
505	Bombardier, Inc. (Canada) (a)	7.75		03/15/20	552,975

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$820	CRH America, Inc.	6.00%		09/30/16	$876,843
480	CRH America, Inc.	8.125		07/15/18	548,392
585	Crown Americas LLC/Crown Americas Capital Corp. III	6.25		02/01/21	614,250
510	DISH DBS Corp.	7.125		02/01/16	552,075
217	General Cable Corp.	0.875		11/15/13	200,725
545	Holcim US Finance Sarl & Cie SCS (Switzerland) (a)	6.00		12/30/19	562,493
430	Joy Global, Inc.	5.125		10/15/21	459,894
915	L-3 Communications Corp.	4.95		02/15/21	908,464
670	Lafarge SA (France) (a)	6.20		07/09/15	682,378
615	Meccanica Holdings USA, Inc. (Italy) (a)	7.375		07/15/39	462,938
750	Odebrecht Finance Ltd. (Brazil) (a)	6.00		04/05/23	755,625
286	Orbital Sciences Corp.	2.438		01/15/27	288,860
374	Owens-Brockway Glass Container, Inc. (a)	3.00		06/01/15	349,690
135	Sonoco Products Co.	4.375		11/01/21	140,103
470	Sonoco Products Co.	5.75		11/01/40	504,014
275	Stanley Black & Decker, Inc.	0.00	(b)	05/17/12	305,766
					11,257,072
	Technology (1.7%)
845	Hewlett-Packard Co.	4.65		12/09/21	893,320
234	Intel Corp.	2.95		12/15/35	244,823
905	KLA-Tencor Corp.	6.90		05/01/18	1,044,965
255	Lam Research Corp. (a)	1.25		05/15/18	240,338
434	Microsoft Corp. (a)	0.00		06/15/13	441,595
350	SanDisk Corp.	1.00		05/15/13	342,562
					3,207,603
	Utilities (6.6%)
1,610	AES Corp. (The)	8.00		06/01/20	1,779,050
775	CMS Energy Corp.	6.25		02/01/20	817,715
750	EDP Finance BV (Portugal) (a)	4.90		10/01/19	579,600
1,175	Enel Finance International N.V. (Italy) (a)	5.125		10/07/19	1,051,312
2,100	Exelon Generation Co., LLC	4.00		10/01/20	2,162,746
975	FirstEnergy Solutions Corp.	6.05		08/15/21	1,083,952
975	FirstEnergy Solutions Corp.	6.80		08/15/39	1,095,374
875	Iberdrola Finance Ireland Ltd. (Spain) (a)	5.00		09/11/19	855,946
900	PPL WEM Holdings PLC (a)	3.90		05/01/16	903,057

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$1,150	Puget Energy, Inc.	6.50%	12/15/20	$1,229,947
1,200	UIL Holdings Corp.	4.625	10/01/20	1,246,002
				12,804,701
	Total Corporate Bonds (Cost $175,228,497)			183,503,029
	Asset-Backed Securities (1.8%)
850	America West Airlines 2001-1 Pass-Through Trust, Series 011G (AMBAC)	7.10	04/02/21	790,567
	CVS Pass-Through Trust
1,461		6.036	12/10/28	1,524,030
115	(a)	8.353	07/10/31	140,925
1,060	FUEL Trust (a)	4.207	04/15/16	1,070,038
	Total Asset-Backed Securities (Cost $3,491,189)			3,525,560
	Municipal Bond (0.4%)
600	State of California, General Obligation Bonds (Cost $603,036)	5.95	04/01/16	676,788
	Sovereign (0.2%)
395	Korea Development Bank (Korea, Republic of) (Cost $393,219)	3.875	05/04/17	391,044
	Agency Fixed Rate Mortgage (0.0%)
1	Federal Home Loan Mortgage Corporation, Gold Pools (Cost $1,440)	6.50	12/01/28	1,588
NUMBER OF SHARES
	Convertible Preferred Stocks (0.3%)
	Diversified Financial Services (0.2%)
350	Bank of America Corp., Series L			275,807
	Electric Utilities (0.1%)
4,430	PPL Corp.			247,327
	Total Convertible Preferred Stocks (Cost $585,890)			523,134
	Preferred Stock (0.2%)
	Consumer Finance
22,725	GMAC Capital Trust I (Cost $574,065)			439,501

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Short-Term Investments (0.3%)
	U.S. Treasury Security (0.2%)
$475	U.S. Treasury Bill (Cost $474,981) (d)(e)	0.018%	03/22/12	$474,984
NUMBER OF SHARES (000)
	Investment Company (0.1%)
	208Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $208,270)			208,270
	Total Short-Term Investments (Cost $683,251)			683,254
	Total Investments (Cost $181,560,587) (f)		97.9%	189,743,898
	Other Assets in Excess of Liabilities		2.1	4,080,052
	Net Assets		100.0%	$193,823,950

  MTN  Medium Term Note.

  REIT  Real Estate Investment Trust.

  (a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2011.

  (c)  Perpetual — Security does not have a predetermined maturity date. Rate for this security is fixed for a period of time then reverts to a floating rate. The interest shown is the rate in effect at December 31, 2011.

  (d)  Rate shown is the yield to maturity at December 31, 2011.

  (e)  A portion of this security has been physically segregated in connection with open futures contracts.

  (f)  Securities are available for collateral in connection with open futures contracts and swap agreements.

Bond Insurance:

AMBAC  AMBAC Assurance Corporation.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2011 continued

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2011:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
101	Long	U.S. Treasury 2 yr. Note, Mar-12	$22,275,234	$12,202
103	Long	U.S. Treasury 5 yr. Note, Mar-12	12,695,555	58,742
63	Long	U.S. Treasury Ultra Long Bond, Mar-12	10,091,813	54,141
40	Short	U.S. Treasury 30 yr. Bond, Mar-12	(5,792,500)	(36,594)
298	Short	U.S. Treasury 10 yr. Note, Mar-12	(39,075,250)	(297,289)
Net Unrealized Depreciation				$(208,798)

CREDIT DEFAULT SWAP AGREEMENT OPEN AT DECEMBER 31, 2011:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000'S)	INTEREST RATE	TERMINATION DATE	UNREALIZED DEPRECIATION	UPFRONT PAYMENTS	VALUE	CREDIT RATING OF REFERENCE OBLIGATION†
								(unaudited)
Barclays Capital Whirlpool Corp.	Buy	$315	1.00%	June 20, 2014	$(10,900)	$16,985	$6,085	BBB-

  †  Credit rating as issued by Standard & Poor's.

LONG TERM CREDIT ANALYSIS++
AAA	0.6%
AA	8.0
A	27.5
BBB	50.7
BB	10.2
B or Below	2.2
Not Rated	0.8
	100.0	%+

  +  Does not include open long/short futures contracts with an underlying face amount of $89,930,352 and net unrealized depreciation of $208,798. Also does not include open swap agreements with total unrealized depreciation of $10,900.

  ++  The ratings shown are based on the Portfoio's security ratings as determined by Standard & Poor's, Moody's or Fitch, each a Nationally Recognized Statistical Ratings Organization ("NRSRO").

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ December 31, 2011

NUMBER OF SHARES		VALUE
	Common Stocks (97.0%) Australia (5.2%)
	Airports
36,500	Australian Infrastructure Fund (Stapled Securities) (a)(b)	$72,051
301,513	Sydney Airport (Stapled Securities) (a)	820,311
		892,362
	Diversified
271,480	DUET Group (Stapled Securities) (a)(b)	487,311
	Oil & Gas Storage & Transportation
122,600	APA Group (Stapled Securities) (a)(b)	563,025
	Toll Roads
74,800	Macquarie Atlas Roads Group (Stapled Securities) (a)(c)	103,283
229,100	Transurban Group (Stapled Securities) (a)	1,316,898
		1,420,181
	Transmission & Distribution
318,106	Spark Infrastructure Group	447,368
	Total Australia	3,810,247
	Brazil (0.6%)
	Water
7,800	Cia de Saneamento Basico do Estado de Sao Paulo ADR (c)	434,070
	Canada (13.6%)
	Oil & Gas Storage & Transportation
108,500	Enbridge, Inc.	4,056,702
130,310	TransCanada Corp.	5,695,906
		9,752,608

NUMBER OF SHARES		VALUE
	Ports
10,150	Westshore Terminals Investment Corp. (Stapled Securities) (a)(b)	$227,958
	Total Canada	9,980,566
	China (13.9%)
	Oil & Gas Storage & Transportation
705,000	Beijing Enterprises Holdings Ltd. (d)	4,230,036
5,968,000	China Gas Holdings Ltd. (d)	2,743,255
277,000	ENN Energy Holdings Ltd. (d)	888,072
1,693,000	Sichuan Expressway Co. Ltd., H Shares (d)	680,112
		8,541,475
	Ports
223,529	China Merchants Holdings International Co., Ltd. (d)	649,007
	Toll Roads
1,150,000	Jiangsu Expressway Co., Ltd., H Shares (d)	1,058,700
	Total China	10,249,182
	France (3.4%)
	Communications
6,387	Eutelsat Communications SA	249,231
92,580	SES SA	2,222,094
	Total France	2,471,325
	Germany (0.3%)
	Airports
4,073	Fraport AG Frankfurt Airport Services Worldwide	200,316
	Hong Kong (2.3%)
	Oil & Gas Storage & Transportation
739,800	Hong Kong & China Gas Co., Ltd.	1,714,573

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ December 31, 2011 continued

NUMBER OF SHARES		VALUE
	Italy (4.0%)
	Oil & Gas Storage & Transportation
294,296	Snam Rete Gas SpA	$1,297,321
	Toll Roads
30,590	Atlantia SpA	489,742
135,245	Societa Iniziative Autostradali e Servizi SpA	1,018,738
		1,508,480
	Transmission & Distribution
31,700	Terna Rete Elettrica Nazionale SpA	106,836
	Total Italy	2,912,637
	Japan (0.4%)
	Oil & Gas Storage & Transportation
64,000	Tokyo Gas Co., Ltd.	294,348
	Netherlands (0.9%)
	Oil & Gas Storage & Transportation
12,788	Koninklijke Vopak N.V.	675,689
	Spain (3.3%)
	Diversified
47,640	Ferrovial SA	574,962
	Oil & Gas Storage & Transportation
28,172	Enagas SA	521,037
	Toll Roads
58,405	Abertis Infraestructuras SA	932,789
	Transmission & Distribution
10,060	Red Electrica Corp. SA	430,511
	Total Spain	2,459,299
	Switzerland (0.7%)
	Airports
1,440	Flughafen Zuerich AG (Registered)	499,776

NUMBER OF SHARES		VALUE
	United Kingdom (11.5%)
	Transmission & Distribution
657,200	National Grid PLC	$6,378,948
	Water
32,900	Pennon Group PLC	364,809
31,700	Severn Trent PLC	736,482
99,100	United Utilities Group PLC	932,648
		2,033,939
	Total United Kingdom	8,412,887
	United States (36.9%)
	Communications
70,750	American Tower Corp., Class A	4,245,708
53,950	Crown Castle International Corp. (c)	2,416,960
29,290	SBA Communications Corp., Class A (c)	1,258,298
		7,920,966
	Diversified
93,220	CenterPoint Energy, Inc.	1,872,790
	Oil & Gas Storage & Transportation
7,790	AGL Resources, Inc.	329,205
5,250	Atmos Energy Corp.	175,088
38,154	Enbridge Energy Management LLC (c)	1,326,233
14,208	Kinder Morgan Management LLC (c)	1,115,612
47,250	NiSource, Inc.	1,125,023
3,270	Northwest Natural Gas Co.	156,731
14,410	Oneok, Inc.	1,249,203
18,100	PG&E Corp.	746,082
46,670	Sempra Energy	2,566,850
9,580	Southwest Gas Corp.	407,054
102,166	Spectra Energy Corp.	3,141,604
		12,338,685
	Transmission & Distribution
23,860	ITC Holdings Corp.	1,810,497
39,390	Northeast Utilities	1,420,797

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Global Infrastructure

Portfolio of Investments ■ December 31, 2011 continued

NUMBER OF SHARES		VALUE
21,180	NSTAR	$994,613
12,860	Pepco Holdings, Inc.	261,058
		4,486,965
	Water
15,810	American Water Works Co., Inc.	503,707
	Total United States	27,123,113
	Total Common Stocks (Cost $59,339,593)	71,238,028
NUMBER OF SHARES (000)
	Short-Term Investment (2.7%)
	Investment Company
1,993	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $1,993,348)	1,993,348
Total Investments (Cost $61,332,941)	99.7%	73,231,376
Other Assets in Excess of Liabilities	0.3	239,448
Net Assets	100.0%	$73,470,824

ADR  American Depositary Receipt.

  (a)  Comprised of securities in separate entities that are traded as a single stapled security.

  (b)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

  (c)  Non-income producing security.

  (d)  Security trades on the Hong Kong exchange.

SUMMARY OF INVESTMENTS INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Oil & Gas Storage & Transportation	$35,698,761	48.7%
Transmission & Distribution	11,850,628	16.2
Communications	10,392,291	14.2
Toll Roads	4,920,150	6.7
Water	2,971,716	4.1
Diversified	2,935,063	4.0
Investment Company	1,993,348	2.7
Airports	1,592,454	2.2
Ports	876,965	1.2
	$73,231,376	100.0%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ December 31, 2011

NUMBER OF SHARES		VALUE
	Common Stocks (98.6%) Belgium (1.5%)
	Chemicals
19,693	Umicore SA	$812,292
	Finland (1.5%)
	Machinery
15,525	Kone Oyj, Class B	805,739
	France (10.4%)
	Commercial Banks
25,527	BNP Paribas SA	1,002,713
25,712	Societe Generale SA	572,544
		1,575,257
	Electrical Equipment
17,640	Schneider Electric SA	928,748
	Hotels, Restaurants & Leisure
23,048	Accor SA	584,218
	Media
29,687	SES SA	712,544
	Metals & Mining
42,044	ArcelorMittal	768,891
	Multi-Utilities
33,111	GDF Suez	905,075
	Total France	5,474,733
	Germany (13.7%)
	Automobiles
24,953	Daimler AG (Registered)	1,095,461
	Food & Staples Retailing
15,061	Metro AG	549,694
	Health Care Providers & Services
11,749	Fresenius SE & Co. KGaA	1,086,936
	Industrial Conglomerates
17,933	Siemens AG (Registered)	1,716,132
	Insurance
6,934	Muenchener Rueckversicherungs AG (Registered)	850,587
	Machinery
8,811	MAN SE	783,430

NUMBER OF SHARES		VALUE
	Pharmaceuticals
18,143	Bayer AG (Registered)	$1,159,991
	Total Germany	7,242,231
	Netherlands (1.9%)
	Media
86,794	Reed Elsevier N.V.	1,011,785
	Portugal (1.2%)
	Oil, Gas & Consumable Fuels
42,135	Galp Energia SGPS SA, Class B	620,588
	Spain (3.7%)
	Commercial Banks
131,533	Banco Bilbao Vizcaya Argentaria SA	1,137,181
	Information Technology Services
51,168	Amadeus IT Holding SA, Class A	830,120
	Total Spain	1,967,301
	Switzerland (14.5%)
	Food Products
46,903	Nestle SA (Registered)	2,696,435
	Insurance
5,122	Zurich Financial Services AG (a)	1,158,762
	Pharmaceuticals
34,000	Novartis AG (Registered)	1,943,788
11,028	Roche Holding AG (Genusschein)	1,869,113
		3,812,901
	Total Switzerland	7,668,098
	United Kingdom (50.2%)
	Aerospace & Defense
112,059	Rolls-Royce Holdings PLC (a)	1,299,116
	Commercial Banks
350,236	Barclays PLC	957,565
262,788	HSBC Holdings PLC	2,004,023
		2,961,588

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ December 31, 2011 continued

NUMBER OF SHARES		VALUE
	Food & Staples Retailing
197,166	WM Morrison Supermarkets PLC	$998,820
	Household Products
23,693	Reckitt Benckiser Group PLC	1,170,088
	Insurance
105,789	Prudential PLC	1,048,994
	Metals & Mining
40,084	Anglo American PLC	1,480,938
70,203	Xstrata PLC	1,066,267
		2,547,205
	Oil, Gas & Consumable Fuels
84,252	BG Group PLC	1,801,059
280,967	BP PLC	2,009,354
65,236	Royal Dutch Shell PLC, Class A	2,402,096
43,390	Tullow Oil PLC	944,733
		7,157,242
	Pharmaceuticals
81,084	GlaxoSmithKline PLC	1,852,964
	Professional Services
91,900	Experian PLC	1,249,520
	Specialty Retail
163,542	Carphone Warehouse Group PLC	784,800
	Tobacco
38,784	British American Tobacco PLC	1,840,375
38,419	Imperial Tobacco Group PLC	1,452,836
		3,293,211

NUMBER OF SHARES		VALUE
	Wireless Telecommunication Services
781,074	Vodafone Group PLC	$2,170,071
	Total United Kingdom	26,533,619
	Total Common Stocks (Cost $48,318,220)	52,136,386
NUMBER OF SHARES (000)
	Short-Term Investment (1.4%)
	Investment Company
719	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $718,547)	718,547
Total Investments (Cost $49,036,767) (b)	100.0%	52,854,933
Liabilities in Excess of Other Assets	0.0 (c)	(5,275)
Net Assets	100.0%	$52,849,658

(a)  Non-income producing security.

(b)  Securities are available for collateral in connection with open foreign currency exchange contracts.

(c)  Amount is less than 0.05%.

FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT DECEMBER 31, 2011:

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED DEPRECIATION
State Street Bank London	GBP	3,805,000	EUR	4,451,417	01/13/12	$(147,144)

Currency Abbreviations:

EUR  Euro.

GBP  British Pound.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Summary of Investments ■ December 31, 2011

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Oil, Gas & Consumable Fuels	$7,777,830	14.7%
Pharmaceuticals	6,825,856	12.9
Commercial Banks	5,674,026	10.7
Metals & Mining	3,316,096	6.3
Tobacco	3,293,211	6.2
Insurance	3,058,343	5.8
Food Products	2,696,435	5.1
Wireless Telecommunication Services	2,170,071	4.1
Media	1,724,329	3.3
Industrial Conglomerates	1,716,132	3.2
Machinery	1,589,169	3.0
Food & Staples Retailing	1,548,514	2.9
Aerospace & Defense	1,299,116	2.5
Professional Services	1,249,520	2.4
Household Products	1,170,088	2.2

INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Automobiles	$1,095,461		2.1%
Health Care Providers & Services	1,086,936		2.0
Electrical Equipment	928,748		1.8
Multi-Utilities	905,075		1.7
Information Technology Services	830,120		1.6
Chemicals	812,292		1.5
Specialty Retail	784,800		1.5
Investment Company	718,547		1.4
Hotels, Restaurants & Leisure	584,218		1.1
	$52,854,933	+	100.0%

+  Does not include open foreign currency exchange contracts with net unrealized depreciation of $147,144.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Multi Cap Growth

Portfolio of Investments ■ December 31, 2011

NUMBER OF SHARES		VALUE
	Common Stocks (93.1%)
	Air Transport (1.9%)
104,274	Expeditors International of Washington, Inc.	$4,271,063
	Alternative Energy (4.4%)
85,888	Range Resources Corp.	5,319,903
153,869	Ultra Petroleum Corp. (a)	4,559,138
		9,879,041
	Asset Management & Custodian (1.6%)
96,484	Greenhill & Co., Inc.	3,509,123
	Biotechnology (1.7%)
123,026	Illumina, Inc. (a)	3,749,833
	Chemicals: Diversified (2.9%)
92,154	Monsanto Co.	6,457,231
	Commercial Finance & Mortgage Companies (1.7%)
708,808	BM&F Bovespa SA (Brazil)	3,724,068
	Commercial Services (5.2%)
120,180	CoStar Group, Inc. (a)	8,019,612
156,272	Leucadia National Corp.	3,553,625
		11,573,237
	Communications Technology (4.2%)
201,350	Motorola Solutions, Inc.	9,320,492
	Computer Services, Software & Systems (18.6%)
59,751	Baidu, Inc. ADR (China) (a)	6,959,199
327,898	Facebook, Inc., Class B (a)(b)(c)	8,853,246
24,573	Google, Inc., Class A (a)	15,871,700
55,674	LinkedIn Corp., Class A (a)	3,508,019
44,954	Salesforce.com, Inc. (a)	4,561,033
182,042	Zynga, Inc., Class A (a)	1,713,015
		41,466,212
	Computer Technology (11.1%)
51,326	Apple, Inc. (a)	20,787,030
206,438	Yandex N.V., Class A (Russia) (a)	4,066,829
		24,853,859

NUMBER OF SHARES		VALUE
	Diversified Retail (13.9%)
95,234	Amazon.com, Inc. (a)	$16,485,005
161,667	Fastenal Co.	7,050,298
254,966	Groupon, Inc. (a)	5,259,949
30,472	NetFlix, Inc. (a)	2,111,405
		30,906,657
	Financial Data & Systems (5.3%)
179,631	MSCI, Inc., Class A (a)	5,915,249
144,770	Verisk Analytics, Inc., Class A (a)	5,809,620
		11,724,869
	Health Care Services (3.0%)
136,892	athenahealth, Inc. (a)	6,724,135
	Medical Equipment (3.7%)
17,930	Intuitive Surgical, Inc. (a)	8,301,769
	Metals & Minerals: Diversified (2.4%)
2,771,679	Lynas Corp. Ltd. (Australia) (a)	2,962,443
104,852	Molycorp, Inc. (a)	2,514,351
		5,476,794
	Pharmaceuticals (2.9%)
95,828	Mead Johnson Nutrition Co.	6,586,258
	Real Estate Investment Trusts (REIT) (3.4%)
274,767	Brookfield Asset Management, Inc., Class A (Canada)	7,550,597
	Recreational Vehicles & Boats (3.3%)
300,011	Edenred (France)	7,385,264
	Wholesale & International Trade (1.9%)
2,296,000	Li & Fung Ltd. (d)	4,251,085
	Total Common Stocks (Cost $171,939,872)	207,711,587

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Multi Cap Growth

Portfolio of Investments ■ December 31, 2011 continued

NUMBER OF SHARES		VALUE
	Convertible Preferred Stocks (1.4%)
	Alternative Energy (1.2%)
586,326	Better Place, Inc. (a)(b)(c)	$2,661,920
	Computer Services, Software & Systems (0.2%)
28,236	Workday, Inc. (a)(b)(c)	374,409
	Total Convertible Preferred Stocks (Cost $1,840,224)	3,036,329
NUMBER OF SHARES (000)
	Short-Term Investment (5.5%)
	Investment Company
12,217	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $12,216,664)	12,216,664
Total Investments (Cost $185,996,760)	100.0%	222,964,580
Liabilities in Excess of Other Assets	0.0 (e)	(2,319)
Net Assets	100.0%	$222,962,261

  ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  At December 31, 2011, the Portfolio held fair valued securities valued at $11,889,575, representing 5.3% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (c)  Illiquid security. Resale is restricted to qualified institutional investors.

  (d)  Security trades on the Hong Kong exchange.

  (e)  Amount is less than 0.05%.

SUMMARY OF INVESTMENTS INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Computer Services, Software & Systems	$41,840,621	18.8%
Diversified Retail	30,906,657	13.9
Computer Technology	24,853,859	11.1
Alternative Energy	12,540,961	5.6
Investment Company	12,216,664	5.5
Financial Data & Systems	11,724,869	5.3
Commercial Services	11,573,237	5.2
Communications Technology	9,320,492	4.2
Medical Equipment	8,301,769	3.7
Real Estate Investment Trusts (REIT)	7,550,597	3.4
Recreational Vehicles & Boats	7,385,264	3.3
Health Care Services	6,724,135	3.0
Pharmaceuticals	6,586,258	2.9
Chemicals: Diversified	6,457,231	2.9
Metals & Minerals: Diversified	5,476,794	2.4
Air Transport	4,271,063	1.9
Wholesale & International Trade	4,251,085	1.9
Biotechnology	3,749,833	1.7
Commercial Finance & Mortgage Companies	3,724,068	1.7
Asset Management & Custodian	3,509,123	1.6
	$222,964,580	100.0%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Aggressive Equity

Portfolio of Investments ■ December 31, 2011

NUMBER OF SHARES		VALUE
	Common Stocks (92.5%)
	Air Transport (1.9%)
12,916	Expeditors International of Washington, Inc.	$529,039
	Alternative Energy (4.1%)
10,066	Range Resources Corp.	623,488
18,034	Ultra Petroleum Corp. (a)	534,348
		1,157,836
	Asset Management & Custodian (1.5%)
11,308	Greenhill & Co., Inc.	411,272
	Biotechnology (1.6%)
14,419	Illumina, Inc. (a)	439,491
	Chemicals: Diversified (3.1%)
12,216	Monsanto Co.	855,975
	Commercial Finance & Mortgage Companies (1.8%)
93,281	BM&F Bovespa SA (Brazil)	490,097
	Commercial Services (5.1%)
14,085	CoStar Group, Inc. (a)	939,892
20,715	Leucadia National Corp.	471,059
		1,410,951
	Communications Technology (4.0%)
23,944	Motorola Solutions, Inc.	1,108,368
	Computer Services, Software & Systems (18.6%)
7,934	Baidu, Inc. ADR (China) (a)	924,073
39,222	Facebook, Inc., Class B (a)(b)(c)	1,058,994
3,076	Google, Inc., Class A (a)	1,986,788
6,423	LinkedIn Corp., Class A (a)	404,713
5,923	Salesforce.com, Inc. (a)	600,948
22,787	Zynga, Inc., Class A (a)	214,426
		5,189,942
	Computer Technology (11.0%)
6,379	Apple, Inc. (a)	2,583,495
24,689	Yandex N.V., Class A (Russia) (a)	486,373
		3,069,868

NUMBER OF SHARES		VALUE
	Diversified Retail (13.9%)
11,836	Amazon.com, Inc. (a)	$2,048,812
20,402	Fastenal Co.	889,731
31,894	Groupon, Inc. (a)	657,973
4,039	NetFlix, Inc. (a)	279,862
		3,876,378
	Financial Data & Systems (5.4%)
22,657	MSCI, Inc., Class A (a)	746,095
19,190	Verisk Analytics, Inc., Class A (a)	770,095
		1,516,190
	Health Care Services (2.8%)
16,213	athenahealth, Inc. (a)	796,383
	Medical Equipment (3.7%)
2,239	Intuitive Surgical, Inc. (a)	1,036,679
	Metals & Minerals: Diversified (2.3%)
324,848	Lynas Corp. Ltd. (Australia) (a)	347,206
12,289	Molycorp, Inc. (a)	294,690
		641,896
	Pharmaceuticals (2.9%)
11,739	Mead Johnson Nutrition Co.	806,822
	Real Estate Investment Trusts (REIT) (3.6%)
36,202	Brookfield Asset Management, Inc., Class A (Canada)	994,831
	Recreational Vehicles & Boats (3.2%)
36,626	Edenred (France)	901,609
	Wholesale & International Trade (2.0%)
302,000	Li & Fung Ltd. (d)	559,158
	Total Common Stocks (Cost $21,573,421)	25,792,785

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Aggressive Equity

Portfolio of Investments ■ December 31, 2011 continued

NUMBER OF SHARES		VALUE
	Convertible Preferred Stocks (1.3%)
	Alternative Energy (1.1%)
70,908	Better Place, Inc. (a)(b)(c)	$321,922
	Computer Services, Software & Systems (0.2%)
3,313	Workday, Inc. (a)(b)(c)	43,931
	Total Convertible Preferred Stocks (Cost $221,200)	365,853
NUMBER OF SHARES (000)
	Short-Term Investment (6.4%)
	Investment Company
1,791	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $1,790,916)	1,790,916
Total Investments (Cost $23,585,537)	100.2%	27,949,554
Liabilities in Excess of Other Assets	(0.2)	(51,176)
Net Assets	100.0%	$27,898,378

  ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  At December 31, 2011, the Portfolio held fair valued securities valued at $1,424,847, representing 5.1% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (c)  Illiquid security. Resale is restricted to qualified institutional investors.

  (d)  Security trades on the Hong Kong exchange.

SUMMARY OF INVESTMENTS INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Computer Services, Software & Systems	$5,233,873	18.7%
Diversified Retail	3,876,378	13.9
Computer Technology	3,069,868	11.0
Investment Company	1,790,916	6.4
Financial Data & Systems	1,516,190	5.4
Alternative Energy	1,479,758	5.3
Commercial Services	1,410,951	5.0
Communications Technology	1,108,368	4.0
Medical Equipment	1,036,679	3.7
Real Estate Investment Trusts (REIT)	994,831	3.6
Recreational Vehicles & Boats	901,609	3.2
Chemicals: Diversified	855,975	3.1
Pharmaceuticals	806,822	2.9
Health Care Services	796,383	2.8
Metals & Minerals: Diversified	641,896	2.3
Wholesale & International Trade	559,158	2.0
Air Transport	529,039	1.9
Commercial Finance & Mortgage Companies	490,097	1.7
Biotechnology	439,491	1.6
Asset Management & Custodian	411,272	1.5
	$27,949,554	100.0%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2011

NUMBER OF SHARES		VALUE
	Common Stocks (55.9%)
	Aerospace & Defense (1.1%)
31,100	Raytheon Co.	$1,504,618
	Auto Components (1.0%)
45,180	Johnson Controls, Inc.	1,412,327
	Biotechnology (0.7%)
30,700	Vertex Pharmaceuticals, Inc. (a)	1,019,547
	Chemicals (1.0%)
29,670	EI du Pont de Nemours & Co.	1,358,293
	Commercial Banks (2.0%)
100,000	Wells Fargo & Co.	2,756,000
	Computers & Peripherals (7.3%)
8,765	Apple, Inc. (a)	3,549,825
101,300	Hewlett-Packard Co.	2,609,488
77,700	SanDisk Corp. (a)	3,823,617
		9,982,930
	Diversified Financial Services (2.6%)
45,000	Citigroup, Inc. (See Note 6)	1,183,950
71,445	JPMorgan Chase & Co.	2,375,546
		3,559,496
	Diversified Telecommunication Services (4.1%)
110,770	CenturyLink, Inc.	4,120,644
37,650	Verizon Communications, Inc.	1,510,518
		5,631,162
	Food & Staples Retailing (1.1%)
71,100	Safeway, Inc.	1,495,944
	Food Products (1.1%)
56,700	ConAgra Foods, Inc.	1,496,880
	Hotels, Restaurants & Leisure (3.2%)
29,050	McDonald's Corp.	2,914,587
25,000	Yum! Brands, Inc.	1,475,250
		4,389,837
	Industrial Conglomerates (2.2%)
89,950	General Electric Co.	1,611,004
29,480	Tyco International Ltd.	1,377,011
		2,988,015
	Insurance (2.3%)
45,050	Chubb Corp. (The)	3,118,361

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2011 continued

NUMBER OF SHARES		VALUE
	Machinery (1.1%)
31,000	Illinois Tool Works, Inc.	$1,448,010
	Media (1.1%)
40,650	Time Warner, Inc.	1,469,091
	Metals & Mining (2.6%)
254,000	Alcoa, Inc.	2,197,100
37,060	Freeport-McMoRan Copper & Gold, Inc.	1,363,437
		3,560,537
	Multi-Utilities (1.1%)
27,630	Integrys Energy Group, Inc.	1,496,993
	Oil, Gas & Consumable Fuels (5.2%)
26,550	Chevron Corp.	2,824,920
39,035	ConocoPhillips	2,844,481
17,690	Exxon Mobil Corp.	1,499,404
		7,168,805
	Paper & Forest Products (1.0%)
47,670	MeadWestvaco Corp.	1,427,717
	Pharmaceuticals (5.2%)
55,485	Abbott Laboratories	3,119,922
113,060	Bristol-Myers Squibb Co.	3,984,234
		7,104,156
	Real Estate Investment Trusts (REIT) (0.7%)
25,825	Plum Creek Timber Co., Inc. REIT	944,162
	Road & Rail (1.0%)
18,600	Norfolk Southern Corp.	1,355,196
	Semiconductors & Semiconductor Equipment (2.0%)
83,805	Intel Corp.	2,032,271
50,000	NVIDIA Corp. (a)	693,000
		2,725,271
	Software (1.1%)
55,340	Microsoft Corp.	1,436,626
	Specialty Retail (2.2%)
73,120	Home Depot, Inc.	3,073,965
	Textiles, Apparel & Luxury Goods (0.9%)
10,170	VF Corp.	1,291,488
	Tobacco (1.0%)
34,280	Reynolds American, Inc.	1,419,878
	Total Common Stocks (Cost $79,773,969)	76,635,305

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (10.5%)
	Basic Materials (0.7%)
$105	Air Products & Chemicals, Inc.	2.00%	08/02/16	$107,958
100	Anglo American Capital PLC (United Kingdom) (b)	9.375	04/08/19	127,418
15	ArcelorMittal (Luxembourg)	7.00	10/15/39	13,980
50	ArcelorMittal (Luxembourg)	9.85	06/01/19	55,685
55	Barrick North America Finance LLC	4.40	05/30/21	59,680
105	Cliffs Natural Resources, Inc.	4.875	04/01/21	104,814
50	Ecolab, Inc.	3.00	12/08/16	51,780
20	Ecolab, Inc.	4.35	12/08/21	21,401
15	FMG Resources August 2006 Pty Ltd. (Australia) (b)	6.875	02/01/18	14,438
35	Georgia-Pacific LLC	7.75	11/15/29	44,166
50	Georgia-Pacific LLC	8.875	05/15/31	68,912
75	Kinross Gold Corp. (Canada) (b)	5.125	09/01/21	73,745
20	MeadWestvaco Corp.	7.375	09/01/19	23,269
20	Rio Tinto Finance USA Ltd. (Australia)	9.00	05/01/19	27,335
65	Teck Resources Ltd. (Canada)	4.75	01/15/22	70,008
70	Teck Resources Ltd. (Canada)	6.25	07/15/41	81,158
60	Vale Overseas Ltd. (Brazil)	5.625	09/15/19	66,396
15	Vale Overseas Ltd. (Brazil)	6.875	11/10/39	17,256
				1,029,399
	Communications (1.2%)
50	AT&T, Inc.	3.875	08/15/21	52,994
85	AT&T, Inc.	6.30	01/15/38	104,724
50	CBS Corp.	8.875	05/15/19	64,311
45	CenturyLink, Inc.	6.45	06/15/21	45,162
50	Comcast Corp.	5.15	03/01/20	56,958
45	Comcast Corp.	5.70	05/15/18	51,854
15	Comcast Corp.	6.45	03/15/37	18,245
15	COX Communications, Inc. (b)	8.375	03/01/39	20,148
45	Deutsche Telekom International Finance BV (Germany)	8.75	06/15/30	62,937
30	DirecTV Holdings LLC/DirecTV Financing Co., Inc.	7.625	05/15/16	31,867
20	Expedia, Inc.	5.95	08/15/20	20,202
40	NBC Universal Media LLC	4.375	04/01/21	42,294
65	NBC Universal Media LLC	5.15	04/30/20	72,493
65	News America, Inc.	4.50	02/15/21	68,281
40	Qwest Corp.	6.875	09/15/33	39,932
100	Sable International Finance Ltd. (United Kingdom) (b)	7.75	02/15/17	100,500
65	Telecom Italia Capital SA (Italy)	7.175	06/18/19	60,997
95	Telefonica Europe BV (Spain)	8.25	09/15/30	104,740

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$55	Telstra Corp., Ltd. (Australia) (b)	4.80%	10/12/21	$58,445
55	Time Warner, Inc.	4.75	03/29/21	59,758
25	Time Warner, Inc.	4.875	03/15/20	27,137
40	Time Warner, Inc.	5.875	11/15/16	46,219
25	Time Warner, Inc.	7.70	05/01/32	32,711
35	Verizon Communications, Inc.	4.60	04/01/21	39,586
35	Verizon Communications, Inc.	4.75	11/01/41	37,823
55	Verizon Communications, Inc.	8.95	03/01/39	88,374
45	Vivendi SA (France) (b)	6.625	04/04/18	51,211
40	WPP Finance 2010 (United Kingdom) (b)	4.75	11/21/21	39,786
100	WPP Finance UK (United Kingdom)	8.00	09/15/14	111,459
				1,611,148
	Consumer, Cyclical (0.5%)
90	Best Buy Co., Inc.	3.75	03/15/16	88,748
60	Daimler Finance North America LLC (Germany)	7.30	01/15/12	60,112
65	Gap, Inc. (The)	5.95	04/12/21	62,105
90	Home Depot, Inc.	5.875	12/16/36	113,345
40	Hyatt Hotels Corp. (b)	6.875	08/15/19	44,704
20	Ingram Micro, Inc.	5.25	09/01/17	20,627
25	JC Penney Co., Inc.	5.65	06/01/20	24,625
49	JC Penney Corp., Inc.	6.375	10/15/36	41,221
70	VF Corp.	3.50	09/01/21	72,862
40	Wal-Mart Stores, Inc.	5.25	09/01/35	48,020
45	Wesfarmers Ltd. (Australia) (b)	2.983	05/18/16	45,404
75	Wyndham Worldwide Corp.	5.625	03/01/21	77,581
5	Yum! Brands, Inc.	6.875	11/15/37	6,405
				705,759
	Consumer, Non-Cyclical (1.3%)
50	Altria Group, Inc.	4.125	09/11/15	54,327
60	Altria Group, Inc.	9.25	08/06/19	80,682
50	Amgen, Inc.	2.50	11/15/16	50,657
15	Amgen, Inc.	3.875	11/15/21	15,168
50	BAT International Finance PLC (United Kingdom) (b)	9.50	11/15/18	67,985
60	Boston Scientific Corp.	6.00	01/15/20	67,088
45	Bunge Ltd. Finance Corp.	8.50	06/15/19	54,854
90	Cigna Corp.	2.75	11/15/16	89,904
55	ConAgra Foods, Inc.	8.25	09/15/30	69,960
65	Coventry Health Care, Inc.	5.45	06/15/21	72,364
96	Delhaize Group SA (Belgium)	5.70	10/01/40	98,903
65	Gilead Sciences, Inc.	4.50	04/01/21	69,046

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$100	Grupo Bimbo SAB de CV (Mexico) (b)	4.875%	06/30/20	$106,340
180	Kraft Foods, Inc.	7.00	08/11/37	241,293
70	Life Technologies Corp.	6.00	03/01/20	78,377
50	Quest Diagnostics, Inc.	6.95	07/01/37	62,371
75	Sanofi (France)	4.00	03/29/21	83,257
120	Teva Pharmaceutical Finance IV BV (Israel)	3.65	11/10/21	122,308
115	UnitedHealth Group, Inc.	6.625	11/15/37	148,154
55	Verisk Analytics, Inc.	5.80	05/01/21	59,315
65	Woolworths Ltd. (Australia) (b)	4.00	09/22/20	67,183
				1,759,536
	Energy (0.8%)
45	Anadarko Petroleum Corp.	6.95	06/15/19	53,802
75	Energy Transfer Partners LP	8.50	04/15/14	84,133
35	Enterprise Products Operating LLC	5.25	01/31/20	38,709
90	Enterprise Products Operating LLC, Series N	6.50	01/31/19	104,955
50	EQT Corp.	4.875	11/15/21	50,570
25	EQT Corp.	8.125	06/01/19	29,366
100	Gazprom OAO Via Gaz Capital SA (Russia) (b)	6.51	03/07/22	102,000
75	Hess Corp.	6.00	01/15/40	89,061
50	Kinder Morgan Energy Partners LP	5.95	02/15/18	57,197
80	Kinder Morgan Finance Co. ULC	5.70	01/05/16	82,200
35	Marathon Petroleum Corp.	5.125	03/01/21	36,630
80	Petrobras International Finance Co. (Brazil)	5.75	01/20/20	86,010
60	Plains All American Pipeline LP/PAA Finance Corp.	6.70	05/15/36	71,515
60	Plains All American Pipeline LP/PAA Finance Corp.	8.75	05/01/19	76,758
50	Spectra Energy Capital LLC	7.50	09/15/38	65,275
55	Texas Eastern Transmission LP	7.00	07/15/32	70,357
				1,098,538
	Finance (4.5%)
100	ABB Treasury Center USA, Inc. (Switzerland) (b)	2.50	06/15/16	100,658
100	Abbey National Treasury Services PLC (United Kingdom) (b)	3.875	11/10/14	93,913
75	Aegon N.V. (Netherlands)	4.625	12/01/15	77,822
135	American International Group, Inc.	6.40	12/15/20	136,476
100	Australia & New Zealand Banking Group Ltd. (Australia) (b)	4.875	01/12/21	105,810
30	Bank of America Corp.	5.75	12/01/17	28,370
135	Bank of America Corp., Series L	5.65	05/01/18	128,789
175	Barclays Bank PLC (United Kingdom)	6.75	05/22/19	194,294
60	Bear Stearns Cos. LLC (The)	6.40	10/02/17	67,115

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$170	Bear Stearns Cos. LLC (The)	7.25%	02/01/18	$199,550
130	Berkshire Hathaway, Inc.	3.75	08/15/21	135,349
75	BNP Paribas SA (France)	5.00	01/15/21	72,316
75	Brandywine Operating Partnership LP	4.95	04/15/18	73,927
45	Brookfield Asset Management, Inc. (Canada)	5.80	04/25/17	47,813
35	Citigroup, Inc. (See Note 6)	5.875	05/29/37	35,071
160	Citigroup, Inc. (See Note 6)	6.125	11/21/17	170,968
70	Citigroup, Inc. (See Note 6)	6.125	05/15/18	74,603
95	CNA Financial Corp.	5.75	08/15/21	97,119
240	Credit Suisse (Switzerland)	5.40	01/14/20	226,720
25	Credit Suisse (Switzerland)	6.00	02/15/18	24,687
60	Dexus Diversified Trust/Dexus Office Trust (Australia) (b)	5.60	03/15/21	61,082
115	Digital Realty Trust LP	4.50	07/15/15	117,395
25	ERP Operating LP	4.625	12/15/21	25,543
140	Farmers Exchange Capital (b)	7.05	07/15/28	148,541
60	General Electric Capital Corp.	5.30	02/11/21	64,253
160	General Electric Capital Corp.	5.625	05/01/18	179,441
270	General Electric Capital Corp., Series G	6.00	08/07/19	310,611
75	Genworth Financial, Inc.	7.20	02/15/21	68,553
190	Goldman Sachs Group, Inc. (The)	6.15	04/01/18	196,350
80	Goldman Sachs Group, Inc. (The)	6.75	10/01/37	74,659
60	Goldman Sachs Group, Inc. (The)	7.50	02/15/19	66,357
45	Harley-Davidson Funding Corp. (b)	6.80	06/15/18	52,660
60	Hartford Financial Services Group, Inc.	5.50	03/30/20	60,996
130	HBOS PLC, Series G (United Kingdom) (b)	6.75	05/21/18	104,360
30	Health Care REIT, Inc.	6.125	04/15/20	31,134
210	HSBC Holdings PLC (United Kingdom)	5.10	04/05/21	223,558
60	JPMorgan Chase & Co.	4.25	10/15/20	60,531
15	JPMorgan Chase & Co.	4.95	03/25/20	15,970
70	Lloyds TSB Bank PLC (United Kingdom)	6.375	01/21/21	70,269
50	Macquarie Bank Ltd. (Australia) (b)	6.625	04/07/21	46,175
55	Macquarie Group Ltd. (Australia) (b)	6.00	01/14/20	51,670
225	Merrill Lynch & Co., Inc., MTN	6.875	04/25/18	222,116
35	MetLife, Inc. (See Note 6)	7.717	02/15/19	43,951
35	NASDAQ OMX Group, Inc. (The)	5.55	01/15/20	35,915
170	Nationwide Building Society (United Kingdom) (b)	6.25	02/25/20	168,936
50	Nationwide Financial Services (b)	5.375	03/25/21	49,201
75	Pacific LifeCorp (b)	6.00	02/10/20	79,951
60	Platinum Underwriters Finance, Inc., Series B	7.50	06/01/17	63,215
50	Principal Financial Group, Inc.	8.875	05/15/19	62,340

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$40	Prudential Financial, Inc., MTN	6.625%	12/01/37	$43,942
50	Regions Financial Corp.	5.75	06/15/15	48,250
60	Reinsurance Group of America, Inc.	6.45	11/15/19	67,512
25	Santander Holdings USA, Inc. (Spain)	4.625	04/19/16	24,031
50	Simon Property Group LP	4.125	12/01/21	52,390
70	SLM Corp., MTN	6.25	01/25/16	68,133
100	Standard Chartered Bank (United Kingdom) (b)	6.40	09/26/17	103,091
55	SunTrust Banks, Inc.	3.50	01/20/17	55,347
105	TD Ameritrade Holding Corp.	5.60	12/01/19	113,713
100	UBS AG (Switzerland)	5.75	04/25/18	103,744
100	Ventas Realty LP/Ventas Capital Corp.	4.75	06/01/21	96,695
75	Vornado Realty LP	5.00	01/15/22	75,770
60	Wachovia Corp.	5.625	10/15/16	65,391
75	WEA Finance LLC (Australia) (b)	4.625	05/10/21	73,750
95	Wells Fargo & Co.	5.625	12/11/17	108,394
80	Wells Operating Partnership II LP	5.875	04/01/18	82,205
80	Willis Group Holdings PLC	4.125	03/15/16	81,329
				6,110,790
	Industrials (0.6%)
100	BAA Funding Ltd. (United Kingdom) (b)	4.875	07/15/23	103,090
65	Bemis Co., Inc.	4.50	10/15/21	68,993
90	Cooper US, Inc.	5.25	11/15/12	93,459
75	CRH America, Inc.	6.00	09/30/16	80,199
30	Holcim US Finance Sarl & Cie SCS (Switzerland) (b)	6.00	12/30/19	30,963
75	L-3 Communications Corp.	4.95	02/15/21	74,464
55	Lafarge SA (France) (b)	6.20	07/09/15	56,016
10	Norfolk Southern Corp. (b)	4.837	10/01/41	10,653
50	Norfolk Southern Corp.	7.25	02/15/31	69,582
70	Sonoco Products Co.	5.75	11/01/40	75,066
40	Union Pacific Corp.	6.125	02/15/20	49,045
80	Waste Management, Inc.	6.125	11/30/39	98,495
				810,025
	Technology (0.3%)
50	Fiserv, Inc.	3.125	06/15/16	50,962
125	Hewlett-Packard Co.	4.65	12/09/21	132,148
100	International Business Machines Corp.	7.625	10/15/18	134,383
45	KLA-Tencor Corp.	6.90	05/01/18	51,960
				369,453

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Utilities (0.6%)
$50	EDF SA (France) (b)	4.60%	01/27/20	$51,190
125	Enel Finance International N.V. (Italy) (b)	5.125	10/07/19	111,842
150	Exelon Generation Co., LLC	6.25	10/01/39	183,435
140	FirstEnergy Solutions Corp.	6.05	08/15/21	155,644
75	Iberdrola Finance Ireland Ltd. (Spain) (b)	5.00	09/11/19	73,367
75	Ohio Power Co., Series M	5.375	10/01/21	86,199
80	Oncor Electric Delivery Co., LLC	6.80	09/01/18	97,422
75	PPL WEM Holdings PLC (b)	3.90	05/01/16	75,255
				834,354
	Total Corporate Bonds (Cost $13,425,935)			14,329,002
	Sovereign (0.3%)
230	Brazilian Government International Bond (Brazil)	6.00	01/17/17	269,100
105	Republic of Italy (Italy)	6.875	09/27/23	102,207
	Total Sovereign (Cost $350,899)			371,307
	Municipal Bonds (0.4%)
75	Chicago, IL, Transit Authority	6.20	12/01/40	84,721
30	City of Chicago, IL	6.395	01/01/40	36,846
70	City of New York, NY, Series G-1	5.968	03/01/36	83,383
85	Illinois State Toll Highway Authority, Highway Revenue, Build America Bonds	6.184	01/01/34	100,748
	Municipal Electric Authority of Georgia
50		6.637	04/01/57	52,970
95		6.655	04/01/57	97,523
65	New York City Transitional Finance Authority	5.267	05/01/27	81,091
	State of California,
	General Obligation Bonds
45		5.95	04/01/16	50,759
30		6.65	03/01/22	35,001
	Total Municipal Bonds (Cost $547,369)			623,042
	Agency Fixed Rate Mortgages (0.0%)
2	Federal Home Loan Mortgage Corporation, Gold Pools	6.50	05/01/29 - 12/01/31	2,824
1	Federal National Mortgage Association, Conventional Pools	6.50	11/01/29	647
	Total Agency Fixed Rate Mortgages (Cost $3,155)			3,471

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Asset-Backed Securities (1.0%)
$100	Ally Master Owner Trust	1.148	(c)%	01/15/16	$100,297
123	America West Airlines 2001-1 Pass-Through Trust, Series 011G (AMBAC)	7.10		10/02/22	114,075
31	Brazos Student Finance Corp.	1.258	(c)	06/25/35	31,177
144	CVS Pass-Through Trust	6.036		12/10/28	150,129
200	FUEL Trust (b)	4.207		04/15/16	201,894
100	GE Dealer Floorplan Master Note Trust (b)	1.828	(c)	10/20/14	100,883
175	Louisiana Public Facilities Authority	1.318	(c)	04/26/27	169,477
150	Nissan Auto Receivables Owner Trust	1.18		02/16/15	150,711
180	PFS Financing Corp. (b)	1.778	(c)	10/17/16	180,133
125	World Omni Automobile Lease Securitization Trust	1.49		10/15/14	125,772
	Total Asset-Backed Securities (Cost $1,325,757)				1,324,548
	Agency Bond - Banking (FDIC Guaranteed) (0.7%)
1,000	Citigroup Funding, Inc. (See Note 6) (Cost $1,000,690) (d)	2.25		12/10/12	1,018,808
	U.S. Treasury Securities (9.8%)
	U.S. Treasury Bonds
1,830		3.50		02/15/39	2,058,750
280		3.875		08/15/40	335,694
730		6.875		08/15/25	1,124,314
	U.S. Treasury Notes
610		0.50		10/15/13	612,740
1,975		1.25		08/31/15	2,027,770
3,275		1.75		01/31/14 - 07/31/15	3,395,561
1,345		2.25		01/31/15	1,420,972
2,300		2.375		08/31/14	2,423,266
	Total U.S. Treasury Securities (Cost $12,741,745)				13,399,067
	U.S. Agency Securities (1.6%)
	Federal Home Loan Mortgage Corporation
260		0.625		12/29/14	260,002
365		1.00		07/30/14	369,148
150		3.75		03/27/19	171,504
45		6.75		03/15/31	67,857

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Federal National Mortgage Association
$700		4.375%	10/15/15	$791,691
450		5.375	06/12/17	544,358
	Total U.S. Agency Securities (Cost $2,111,456)			2,204,560
	Short-Term Investments (19.5%)
	U.S. Treasury Security (0.1%)
100	U.S. Treasury Bill (Cost $99,996) (e)(f)	0.018	03/22/12	99,997
NUMBER OF SHARES (000)
	Investment Company (19.4%)
26,626	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $26,626,452)			26,626,452
	Total Short-Term Investments (Cost $26,726,448)			26,726,449
	Total Investments (Cost $138,007,423) (g)		99.7%	136,635,559
	Other Assets in Excess of Liabilities		0.3	376,770
	Net Assets		100.0%	$137,012,329

  FDIC  Federal Deposit Insurance Corporation.

  MTN  Medium Term Note.

  (a)  Non-income producing security.

  (b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2011.

  (d)  Agency Bonds — Banking (FDIC Guaranteed)

  (e)  A portion of this security has been physically segregated in connection with open futures contracts and swap agreements.

  (f)  Rate shown is the yield to maturity at December 31, 2011.

  (g)  Securities are available for collateral in connection with open foreign currency exchange contracts, futures contracts and swap agreements.

Bond Insurance:

AMBAC  AMBAC Assurance Corporation.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2011 continued

FOREIGN CURRENCY EXCHANGE CONTRACTS OPEN AT DECEMBER 31, 2011:

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
UBS AG		$178,321	NOK	1,030,000	01/20/12	$(6,192)
JPMorgan Chase Bank	CHF	66,000		$71,375	01/20/12	1,091
JPMorgan Chase Bank	SEK	360,000		$53,295	01/20/12	1,027
Net Unrealized Depreciation						$(4,074)

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2011:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
2	Long	U.S. Treasury 5 yr. Note, Mar-12	$246,516	$265
1	Long	U.S. Treasury 2 yr. Note, Mar-12	220,547	118
1	Short	U.S. Treasury Ultra Long Bond, Mar-12	(160,187)	(781)
3	Short	U.S. Treasury 30 yr. Bond, Mar-12	(434,438)	(2,625)
Net Unrealized Depreciation				$(3,023)

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Portfolio of Investments ■ December 31, 2011 continued

INTEREST RATE SWAP AGREEMENTS OPEN AT DECEMBER 31, 2011:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs	$5,640	3 Month CDOR	Receive	2.70%	07/15/15	$(147,395)
Barclays Capital	59,956	3 Month STIBOR	Receive	2.89	07/29/13	(91,873)
Bank of America NA	2,305	3 Month LIBOR	Receive	4.35	08/18/26	(93,796)
Barclays Capital	24,090	3 Month STIBOR	Receive	2.30	09/12/12	19,456
Bank of America NA	2,175	6 Month EURIBOR	Receive	3.61	08/18/31	(76,446)
Bank of America NA	1,720	6 Month EURIBOR	Pay	4.26	08/18/26	76,636
Bank of America	2,860	3 Month LIBOR	Pay	4.15	08/18/31	103,291
Credit Suisse	1,388	3 Month CDOR	Pay	4.07	09/08/20	88,111
Credit Suisse	1,000	3 Month CDOR	Pay	4.12	09/08/20	66,086
Barclays Capital	51,185	3 Month STIBOR	Pay	2.76	07/29/12	82,475
Net Unrealized Appreciation						$26,545

ZERO COUPON SWAP AGREEMENTS OPEN AT DECEMBER 31, 2011:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Bank PLC	$515	3 Month LIBOR	Pay	11/15/19	$95,195
Barclays Bank PLC	435	3 Month LIBOR	Receive	11/15/19	(171,196)
Net Unrealized Depreciation					$(76,001)

  CDOR    Canadian Dealer Offered Rate.

  EURIBOR  Euro Interbank Offered Rate.

  LIBOR    London Interbank Offered Rate.

  STIBOR  Stockholm Interbank Offered Rate.

Currency Abbreviations:

CHF  Swiss Franc.

NOK  Norwegian Krone.

SEK  Swedish Krona.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Strategist

Summary of Investments ■ December 31, 2011

PORTFOLIO COMPOSITION	VALUE		PERCENT OF TOTAL INVESTMENTS
Common Stocks	$76,635,305		56.1%
Investment Company	26,626,452		19.5
Corporate Bonds	14,329,002		10.5
U.S. Treasury Securities	13,499,064		9.9
U.S. Agency Securities	2,204,560		1.6
Asset-Backed Securities	1,324,548		1.0
Agency Bond - Banking (FDIC Guaranteed)	1,018,808		0.7
Municipal Bonds	623,042		0.4
Sovereign	371,307		0.3
Agency Fixed Rate Mortgages	3,471		0.0 +
	$136,635,559	++	100.0%

  +  Amount is less that 0.05%

  ++  Does not include open long/short futures contracts with an underlying face amount of $1,061,688 and net unrealized depreciation of $3,023. Also does not include open foreign currency exchange contracts with net unrealized depreciation of $4,074 and open swap agreements with net unrealized depreciation of $49,456.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series

Financial Statements

Statements of Assets and Liabilities
December 31, 2011

	Money Market		Limited Duration	Income Plus	Global Infrastructure
Assets:
Investments in securities, at value*	$107,581,291	(1)	$55,012,592	$185,070,247	$71,238,028
Investment in affiliate, at value**	—		1,525,070	4,673,651	1,993,348
Total investments in securities, at value	107,581,291		56,537,662	189,743,898	73,231,376
Unrealized appreciation on open swap agreements	—		369,297	—	—
Unrealized appreciation on open foreign currency exchange contracts	—		—	—	—
Cash	10,785		—	16,350	31,825	(2)
Receivable for:
Investments sold	—		—	666,654	—
Interest	8,068		396,556	2,481,710	—
Shares of beneficial interest sold	727,309		170,382	1,120,153	7
Dividends	—		—	11,604	330,533
Foreign withholding taxes reclaimed	—		—	572	29,231
Interest and dividends from affiliates	—		1,316	63,640	85
Variation margin	—		10,406	—	—
Premium paid on open swap agreements	—		—	16,985	—
Prepaid expenses and other assets	5,567		5,037	4,810	2,286
Total Assets	108,333,020		57,490,656	194,126,376	73,625,343
Liabilities:
Unrealized depreciation on open swap agreements	—		640,290	10,900	—
Unrealized depreciation on open foreign currency exchange contracts	—		—	—	—
Payable for:
Investments purchased	1,000,014		—	—	27,279
Shares of beneficial interest redeemed	115		31	87,775	36,741
Investment advisory fee	605		14,493	68,576	34,805
Variation margin	—		—	35,282	—
Distribution fee (Class Y)	—		9,381	21,541	3,019
Administration fee	4,418		3,865	13,062	4,885
Transfer agent fee	493		417	500	500
Accrued expenses and other payables	47,267		44,731	64,790	47,290
Total Liabilities	1,052,912		713,208	302,426	154,519
Net Assets	$107,280,108		$56,777,448	$193,823,950	$73,470,824
Composition of Net Assets:
Paid-in-capital	$107,282,061		$90,211,343	$195,124,681	$53,816,923
Net unrealized appreciation (depreciation)	—		268,823	7,963,613	11,897,343
Accumulated undistributed net investment income (net investment loss)	58		1,499,321	10,694,720	1,649,890
Accumulated net realized gain (loss)	(2,011)		(35,202,039)	(19,959,064)	6,106,668
Net Assets	$107,280,108		$56,777,448	$193,823,950	$73,470,824
* Cost	$107,581,291		$54,497,173	$177,449,907	$59,339,593
** Affiliated Cost	$—		$1,528,271	$4,110,680	$1,993,348
Class X Shares:
Net Assets	$51,431,164		$12,692,678	$90,875,979	$58,998,494
Shares Outstanding (unlimited shares authorized, $0.01 par value)	51,432,028		1,649,509	8,161,558	6,762,529
Net Asset Value Per Share	$1.00		$7.69	$11.13	$8.72
Class Y Shares:
Net Assets	$55,848,944		$44,084,770	$102,947,971	$14,472,330
Shares Outstanding (unlimited shares authorized, $0.01 par value)	55,850,039		5,747,334	9,280,033	1,664,584
Net Asset Value Per Share	$1.00		$7.67	$11.09	$8.69

(1)  Including repurchase agreements of $56,655,000

(2)  Including foreign currency valued at $31,825, $20,368, and $87, respectively with a cost of $31,795, $20,349, and $87, respectively.

See Notes to Financial Statements

	European Equity		Multi Cap Growth	Aggressive Equity	Strategist
Assets:
Investments in securities, at value*	$52,136,386		$210,747,916	$26,158,638	$107,481,756
Investment in affiliate, at value**	718,547		12,216,664	1,790,916	29,153,803
Total investments in securities, at value	52,854,933		222,964,580	27,949,554	136,635,559
Unrealized appreciation on open swap agreements	—		—	—	531,250
Unrealized appreciation on open foreign currency exchange contracts	—		—	—	2,118
Cash	20,368	(2)	—	—	987	(2)
Receivable for:
Investments sold	12,732		—	—	8,040,560
Interest	—		—	—	334,240
Shares of beneficial interest sold	2,466		201,436	6,520	942
Dividends	144,498		120,901	14,383	106,446
Foreign withholding taxes reclaimed	64,894		—	—	41
Interest and dividends from affiliates	69		944	185	6,697
Variation margin	—		—	—	25,446
Premium paid on open swap agreements	—		—	—	—
Prepaid expenses and other assets	2,115		9,046	3,378	7,924
Total Assets	53,102,075		223,296,907	27,974,020	145,692,210
Liabilities:
Unrealized depreciation on open swap agreements	—		—	—	580,706
Unrealized depreciation on open foreign currency exchange contracts	147,144		—	—	6,192
Payable for:
Investments purchased	—		156,352	19,649	7,737,241
Shares of beneficial interest redeemed	29,232		14,120	11,819	232,415
Investment advisory fee	26,187		81,298	16,245	48,980
Variation margin	—		—	—	—
Distribution fee (Class Y)	2,474		10,750	3,443	8,511
Administration fee	3,586		15,485	1,940	9,330
Transfer agent fee	500		584	417	500
Accrued expenses and other payables	43,294		56,057	22,129	56,006
Total Liabilities	252,417		334,646	75,642	8,679,881
Net Assets	$52,849,658		$222,962,261	$27,898,378	$137,012,329
Composition of Net Assets:
Paid-in-capital	$62,200,242		$182,013,144	$21,371,337	$134,637,224
Net unrealized appreciation (depreciation)	3,664,714		36,965,474	4,363,742	(1,431,592)
Accumulated undistributed net investment income (net investment loss)	1,565,150		(240,492)	(33,028)	2,444,177
Accumulated net realized gain (loss)	(14,580,448)		4,224,135	2,196,327	1,362,520
Net Assets	$52,849,658		$222,962,261	$27,898,378	$137,012,329
* Cost	$48,318,220		$173,780,096	$21,794,621	$107,872,867
** Affiliated Cost	$718,547		$12,216,664	$1,790,916	$30,134,556
Class X Shares:
Net Assets	$41,181,413		$173,283,896	$12,077,694	$97,168,826
Shares Outstanding (unlimited shares authorized, $0.01 par value)	2,902,944		4,644,388	672,697	9,341,162
Net Asset Value Per Share	$14.19		$37.31	$17.95	$10.40
Class Y Shares:
Net Assets	$11,668,245		$49,678,365	$15,820,684	$39,843,503
Shares Outstanding (unlimited shares authorized, $0.01 par value)	826,186		1,342,682	902,796	3,845,400
Net Asset Value Per Share	$14.12		$37.00	$17.52	$10.36

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Operations
For the year ended December 31, 2011

	Money Market	Limited Duration	Income Plus	Global Infrastructure
Net Investment Income:
Income
Interest†	$273,988	$1,664,759	$11,345,175	—
Dividends†	—	—	72,259	$2,500,836
Interest and dividends from affiliates (Note 6)	—	46,457	504,011	1,717
Income from securities loaned - net	—	—	—	—
Total Income	273,988	1,711,216	11,921,445	2,502,553
†Net of foreign withholding taxes	—	—	—	145,788
Expenses
Investment advisory fee (Note 4)	525,074	187,130	893,580	426,740
Distribution fee (Class Y shares) (Note 5)	154,136	121,663	284,274	37,356
Administration fee (Note 4)	58,342	49,901	170,205	59,893
Professional fees	61,813	66,355	78,761	70,852
Shareholder reports and notices	21,489	26,071	39,219	24,707
Custodian fees	22,689	11,560	15,261	41,158
Trustees' fees and expenses	4,136	2,489	7,479	2,901
Transfer agent fees and expenses	2,993	2,417	3,000	3,000
Other	6,727	26,801	46,031	15,893
Total Expenses	857,399	494,387	1,537,810	682,500
Less: amounts waived	(595,451)	—	—	—
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	—	(1,009)	(1,719)	(1,419)
Net Expenses	261,948	493,378	1,536,091	681,081
Net Investment Income (Loss)	12,040	1,217,838	10,385,354	1,821,472
Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	(2,034)	377,923	6,231,226	6,396,662
Investments in affiliates (Note 6)	—	26,644	449,298	—
Futures contracts	—	611,416	(1,409,742)	—
Swap agreements	—	(675,647)	402,198	—
Foreign currency exchange contracts	—	—	—	—
Foreign currency translation	—	—	—	(124,640)
Net Realized Gain (Loss)	(2,034)	340,336	5,672,980	6,272,022
Change in Unrealized Appreciation/Depreciation on:
Investments	—	(258,359)	(4,576,750)	3,168,021
Investments in affiliates (Note 6)	—	(41,593)	(538,885)	—
Futures contracts	—	44,090	(675,018)	—
Swap agreements	—	330,785	113,226	—
Foreign currency exchange contracts	—	—	—	—
Foreign currency translation	—	—	—	(4,852)
Net Change in Unrealized Appreciation/Depreciation	—	74,923	(5,677,427)	3,163,169
Net Gain (Loss)	(2,034)	415,259	(4,447)	9,435,191
Net Increase (Decrease)	$10,006	$1,633,097	$10,380,907	$11,256,663

See Notes to Financial Statements

	European Equity	Multi Cap Growth	Aggressive Equity	Strategist
Net Investment Income:
Income
Interest†	$30	$317	—	$1,343,351
Dividends†	2,236,914	1,538,618	$184,019	2,009,227
Interest and dividends from affiliates (Note 6)	1,321	11,490	1,407	79,943
Income from securities loaned - net	96,083	—	—	—
Total Income	2,334,348	1,550,425	185,426	3,432,521
†Net of foreign withholding taxes	192,930	65,215	7,663	224
Expenses
Investment advisory fee (Note 4)	570,255	1,104,601	209,841	683,171
Distribution fee (Class Y shares) (Note 5)	39,636	148,411	42,962	120,780
Administration fee (Note 4)	52,437	210,400	25,056	130,128
Professional fees	72,076	72,004	60,095	77,375
Shareholder reports and notices	32,569	36,177	15,963	32,029
Custodian fees	19,914	24,572	7,881	20,627
Trustees' fees and expenses	2,664	9,107	1,440	5,956
Transfer agent fees and expenses	3,000	3,554	2,501	3,000
Other	15,494	17,478	9,760	39,562
Total Expenses	808,045	1,626,304	375,499	1,112,628
Less: amounts waived	(112,937)	—	—	—
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(1,140)	(11,007)	(1,351)	(31,209)
Net Expenses	693,968	1,615,297	374,148	1,081,419
Net Investment Income (Loss)	1,640,380	(64,872)	(188,722)	2,351,102
Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	1,358,256	32,692,019	4,226,644	3,546,862
Investments in affiliates (Note 6)	—	—	—	(1,203,292)
Futures contracts	—	—	—	(165,494)
Swap agreements	—	—	—	(400,820)
Foreign currency exchange contracts	92,515	—	—	(8,678)
Foreign currency translation	(57,591)	(46,468)	(4,588)	1,225
Net Realized Gain (Loss)	1,393,180	32,645,551	4,222,056	1,769,803
Change in Unrealized Appreciation/Depreciation on:
Investments	(8,661,312)	(48,026,045)	(6,086,325)	(15,607,287)
Investments in affiliates (Note 6)	—	—	—	(1,050,344)
Futures contracts	—	—	—	(52,939)
Swap agreements	—	—	—	240,859
Foreign currency exchange contracts	(203,880)	—	—	(3,017)
Foreign currency translation	(12,777)	(2,500)	(294)	(2,977)
Net Change in Unrealized Appreciation/Depreciation	(8,877,969)	(48,028,545)	(6,086,619)	(16,475,705)
Net Gain (Loss)	(7,484,789)	(15,382,994)	(1,864,563)	(14,705,902)
Net Increase (Decrease)	$(5,844,409)	$(15,447,866)	$(2,053,285)	$(12,354,800)

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets

	Money Market		Limited Duration		Income Plus
	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$12,040	$8,852	$1,217,838	$1,509,025	$10,385,354	$12,408,378
Net realized gain (loss)	(2,034)	1,958	340,336	940,308	5,672,980	11,573,449
Net change in unrealized appreciation/depreciation	—	—	74,923	(810,317)	(5,677,427)	(2,449,027)
Net Increase (Decrease)	10,006	10,810	1,633,097	1,639,016	10,380,907	21,532,800
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	(5,521)	(7,144)	(456,806)	(562,429)	(5,809,741)	(6,824,574)
Class Y Shares	(6,188)	(7,532)	(1,462,462)	(1,897,146)	(6,427,424)	(7,792,022)
Net realized gain
Class X Shares	—	—	—	—	—	—
Class Y Shares	—	—	—	—	—	—
Total Dividends and Distributions	(11,709)	(14,676)	(1,919,268)	(2,459,575)	(12,237,165)	(14,616,596)
Net decrease from transactions in shares of beneficial interest	(19,788,308)	(38,557,210)	(11,618,059)	(8,139,476)	(35,004,480)	(38,827,172)
Net Decrease	(19,790,011)	(38,561,076)	(11,904,230)	(8,960,035)	(36,860,738)	(31,910,968)
Regulatory Settlement Proceeds:	—	—	—	—	—	—
Net Assets:
Beginning of period	127,070,119	165,631,195	68,681,678	77,641,713	230,684,688	262,595,656
End of Period	$107,280,108	$127,070,119	$56,777,448	$68,681,678	$193,823,950	$230,684,688
Accumulated Undistributed Net Investment Income (Loss)	$58	$(166)	$1,499,321	$1,500,506	$10,694,720	$11,785,302

^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

See Notes to Financial Statements

	Global Infrastructure		European Equity
	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,821,472	$2,073,599	$1,640,380	$1,247,197
Net realized gain (loss)	6,272,022	5,114,667	1,393,180	(2,469,262)
Net change in unrealized appreciation/depreciation	3,163,169	(2,435,382)	(8,877,969)	5,518,693
Net Increase (Decrease)	11,256,663	4,752,884	(5,844,409)	4,296,628
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	(1,548,002)	(1,869,792)	(1,159,573)	(1,420,614)
Class Y Shares	(341,922)	(440,577)	(329,209)	(416,655)
Net realized gain
Class X Shares	(3,167,474)	(5,105,356)	—	—
Class Y Shares	(781,261)	(1,313,510)	—	—
Total Dividends and Distributions	(5,838,659)	(8,729,235)	(1,488,782)	(1,837,269)
Net decrease from transactions in shares of beneficial interest	(9,143,834)	(5,393,355)	(12,462,693)	(10,418,618)
Net Decrease	(3,725,830)	(9,369,706)	(19,795,884)	(7,959,259)
Regulatory Settlement Proceeds:	—	—	—	84,956
Net Assets:
Beginning of period	77,196,654	86,566,360	72,645,542	80,519,845
End of Period	$73,470,824	$77,196,654	$52,849,658	$72,645,542
Accumulated Undistributed Net Investment Income (Loss)	$1,649,890	$1,836,870	$1,565,150	$1,378,682

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued

	Multi Cap Growth		Aggressive Equity
	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(64,872)	$330,653	$(188,722)	$(139,804)
Net realized gain	32,645,551	27,894,016	4,222,056	3,081,471
Net change in unrealized appreciation/depreciation	(48,028,545)	36,811,414	(6,086,619)	4,245,027
Net Increase (Decrease)	(15,447,866)	65,036,083	(2,053,285)	7,186,694
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	(327,521)	(333,905)	—	—
Class Y Shares	—	—	—	—
Net realized gain
Class X Shares	—	—	—	—
Class Y Shares	—	—	—	—
Total Dividends and Distributions	(327,521)	(333,905)	—	—
Net decrease from transactions in shares of beneficial interest	(49,118,412)	(43,247,359)	(4,238,872)	(5,434,742)
Net Increase (Decrease)	(64,893,799)	21,454,819	(6,292,157)	1,751,952
Net Assets:
Beginning of period	287,856,060	266,401,241	34,190,535	32,438,583
End of Period	$222,962,261	$287,856,060	$27,898,378	$34,190,535
Accumulated Undistributed Net Investment Income (Loss)	$(240,492)	$33,893	$(33,028)	$(33,495)

^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

See Notes to Financial Statements

	Strategist
	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,351,102	$3,426,081
Net realized gain	1,769,803	17,577,561
Net change in unrealized appreciation/depreciation	(16,475,705)	(8,886,455)
Net Increase (Decrease)	(12,354,800)	12,117,187
Dividends and Distributions to Shareholders from:
Net investment income
Class X Shares	(2,406,851)	(2,078,387)
Class Y Shares	(860,346)	(786,800)
Net realized gain
Class X Shares	(12,604,023)	(699,178)
Class Y Shares	(5,258,076)	(311,234)
Total Dividends and Distributions	(21,129,296)	(3,875,599)
Net decrease from transactions in shares of beneficial interest	(14,118,840)	(21,094,433)
Net Increase (Decrease)	(47,602,936)	(12,852,845)
Net Assets:
Beginning of period	184,615,265	197,468,110
End of Period	$137,012,329	$184,615,265
Accumulated Undistributed Net Investment Income (Loss)	$2,444,177	$3,145,376

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Money Market		Limited Duration		Income Plus
	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^
Class X Shares
Shares
Sold	9,528,528	7,067,298	37,891	182,994	120,523	87,443
Reinvestment of dividends and distributions	5,521	7,144	59,870	73,810	529,120	646,266
Redeemed	(18,033,730)	(31,627,402)	(375,310)	(484,177)	(1,931,499)	(1,707,768)
Net Decrease - Class X	(8,499,681)	(24,552,960)	(277,549)	(227,373)	(1,281,856)	(974,059)
Amount
Sold	$9,528,528	$7,067,298	$292,242	$1,424,485	$1,351,724	$974,412
Reinvestment of dividends and distributions	5,521	7,144	456,806	562,429	5,809,741	6,824,574
Redeemed	(18,033,730)	(31,627,402)	(2,907,547)	(3,778,238)	(21,828,131)	(19,049,643)
Net Decrease - Class X	$(8,499,681)	$(24,552,960)	$(2,158,499)	$(1,791,324)	$(14,666,666)	$(11,250,657)
Class Y Shares
Shares
Sold	14,834,425	12,204,944	159,097	459,275	238,653	456,727
Reinvestment of dividends and distributions	6,188	7,532	191,924	249,624	586,444	739,983
Redeemed	(26,129,240)	(26,216,726)	(1,571,630)	(1,519,333)	(2,627,052)	(3,645,566)
Net Decrease - Class Y	(11,288,627)	(14,004,250)	(1,220,609)	(810,434)	(1,801,955)	(2,448,856)
Amount
Sold	$14,834,425	$12,204,944	$1,222,848	$3,550,343	$2,668,015	$5,104,104
Reinvestment of dividends and distributions	6,188	7,532	1,462,462	1,897,146	6,427,424	7,792,022
Redeemed	(26,129,240)	(26,216,726)	(12,144,870)	(11,795,641)	(29,433,253)	(40,472,641)
Net Decrease - Class Y	$(11,288,627)	$(14,004,250)	$(9,459,560)	$(6,348,152)	$(20,337,814)	$(27,576,515)
Regulatory Settlement Proceeds:	—	—	—	—	—	—

^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

See Notes to Financial Statements

	Global Infrastructure		European Equity
	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^
Class X Shares
Shares
Sold	41,008	46,011	10,124	7,727
Reinvestment of dividends and distributions	560,033	1,047,320	68,170	111,246
Redeemed	(1,394,386)	(1,462,098)	(590,445)	(672,452)
Net Decrease - Class X	(793,345)	(368,767)	(512,151)	(553,479)
Amount
Sold	$350,997	$379,861	$152,977	$111,210
Reinvestment of dividends and distributions	4,715,476	6,975,148	1,159,573	1,420,614
Redeemed	(11,775,763)	(11,546,584)	(9,410,517)	(9,737,700)
Net Decrease - Class X	$(6,709,290)	$(4,191,575)	$(8,097,967)	$(8,205,876)
Class Y Shares
Shares
Sold	37,827	41,158	4,450	19,373
Reinvestment of dividends and distributions	133,712	263,773	19,411	32,730
Redeemed	(456,268)	(416,792)	(312,722)	(195,961)
Net Decrease - Class Y	(284,729)	(111,861)	(288,861)	(143,858)
Amount
Sold	$315,142	$325,071	$67,572	$273,981
Reinvestment of dividends and distributions	1,123,183	1,754,087	329,209	416,655
Redeemed	(3,872,869)	(3,280,938)	(4,761,507)	(2,903,378)
Net Decrease - Class Y	$(2,434,544)	$(1,201,780)	$(4,364,726)	$(2,212,742)
Regulatory Settlement Proceeds:	—	—	—	$84,956

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Multi Cap Growth		Aggressive Equity
	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^
Class X Shares
Shares
Sold	23,630	19,352	22,589	21,087
Reinvestment of dividends and distributions	7,793	10,719	—	—
Redeemed	(891,278)	(964,108)	(145,437)	(194,973)
Net Decrease - Class X	(859,855)	(934,037)	(122,848)	(173,886)
Amount
Sold	$952,101	$644,195	$434,357	$338,664
Reinvestment of dividends and distributions	327,521	333,905	—	—
Redeemed	(36,256,926)	(32,044,596)	(2,852,868)	(3,118,178)
Net Decrease - Class X	$(34,977,304)	$(31,066,496)	$(2,418,511)	$(2,779,514)
Class Y Shares
Shares
Sold	44,490	22,133	154,196	50,042
Reinvestment of dividends and distributions	—	—	—	—
Redeemed	(394,005)	(384,584)	(241,830)	(223,151)
Net Decrease - Class Y	(349,515)	(362,451)	(87,634)	(173,109)
Amount
Sold	$1,698,262	$704,927	$2,809,245	$800,661
Reinvestment of dividends and distributions	—	—	—	—
Redeemed	(15,839,370)	(12,885,790)	(4,629,606)	(3,455,889)
Net Decrease - Class Y	$(14,141,108)	$(12,180,863)	$(1,820,361)	$(2,655,228)

^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

See Notes to Financial Statements

	Strategist
	For The Year Ended December 31, 2011	For The Year Ended December 31, 2010^
Class X Shares
Shares
Sold	33,714	54,599
Reinvestment of dividends and distributions	1,314,437	229,551
Redeemed	(1,905,781)	(1,492,547)
Net Decrease - Class X	(557,630)	(1,208,397)
Amount
Sold	$381,164	$677,302
Reinvestment of dividends and distributions	15,010,874	2,777,565
Redeemed	(22,742,640)	(18,715,821)
Net Decrease - Class X	$(7,350,602)	$(15,260,954)
Class Y Shares
Shares
Sold	11,243	106,023
Reinvestment of dividends and distributions	537,175	90,972
Redeemed	(1,070,631)	(665,609)
Net Decrease - Class Y	(522,213)	(468,614)
Amount
Sold	$130,345	$1,342,545
Reinvestment of dividends and distributions	6,118,422	1,098,034
Redeemed	(13,017,005)	(8,274,058)
Net Decrease - Class Y	$(6,768,238)	$(5,833,479)

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2011

1. Organization and Accounting Policies

Morgan Stanley Variable Investment Series (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer.

The Fund, organized on February 25, 1983 as a Massachusetts business trust, consists of eight Portfolios ("Portfolios") which commenced operations as follows:

PORTFOLIO	COMMENCEMENT OF OPERATIONS	PORTFOLIO	COMMENCEMENT OF OPERATIONS
Money Market	March 9, 1984	European Equity	March 1, 1991

Limited Duration	May 4, 1999	Multi Cap Growth	March 9, 1984

Income Plus	March 1, 1987	Aggressive Equity	May 4, 1999

Global Infrastructure	March 1, 1990	Strategist	March 1, 1987

On June 5, 2000, the Fund commenced offering one additional class of shares (Class Y shares). The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after June 5, 2000.

The investment objectives of each Portfolio are as follows:

Money Market	Seeks high current income, preservation of capital and liquidity.

Limited Duration	Seeks to provide a high level of current income, consistent with the preservation of capital.

Income Plus	Seeks, as its primary objective, to provide a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective.

Global Infrastructure	Seeks both capital appreciation and current income.

European Equity	Seeks to maximize the capital appreciation of its investments.

Multi Cap Growth* (Formerly Capital Opportunities)	Seeks, as its primary objective, growth of capital and, as a secondary objective, income, but only when consistent with its primary objective.

Aggressive Equity	Seeks long-term capital growth.

Strategist	Seeks high total investment return.

*  Name change effective April 29, 2011.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

The following is a summary of significant policies:

A. Valuation of Investments — Money Market: Portfolio securities are valued at amortized cost, which approximates fair value, in accordance with Rule 2a-7 under the Act. All remaining Portfolios: (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other domestic exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (3) all other domestic securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price. In cases where a security is traded on more than one domestic exchange, the security is valued on the exchange designated as the primary market; (4) swaps are marked-to-market daily based upon quotations from market makers; (5) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (6) futures are valued at the latest price published by the commodities exchange on which they trade; (7) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited or Morgan Stanley Investment Management Company (each, a "Sub-Adviser"), each a wholly owned subsidiary of Morgan Stanley, determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security's fair value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (8) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The prices provided by a pricing service take into account broker-dealer market price quotations for trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities; (9) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (10) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily as earned except where collection is not expected. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income.

C. Repurchase Agreements — The Fund invests directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization.

D. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency exchange contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on foreign currency exchange contracts and foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held.

F. Structured Investments — Certain Portfolios also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency or market when direct access to a market is limited or inefficient from a tax or cost standpoint.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

G. Dividends and Distributions to Shareholders — The Fund records dividends and distributions to its shareholders on the ex-dividend date.

H. Expenses — Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

I. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

J. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2011.

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Money Market
Assets:
Repurchase Agreements	—	$56,655,000	—	$56,655,000
Commercial Paper	—	27,926,271	—	27,926,271
Certificates of Deposit	—	10,000,020	—	10,000,020
Floating Rate Notes	—	10,000,000	—	10,000,000
Weekly Variable Rate Bonds	—	3,000,000	—	3,000,000
Total Assets	—	$107,581,291	—	$107,581,291
Limited Duration
Assets:
Fixed Income Securities
Corporate Bonds	—	$32,687,869	—	$32,687,869
Asset-Backed Securities	—	12,649,096	—	12,649,096
U.S. Treasury Securities	—	4,803,818	—	4,803,818
Non-U.S. Government — Guaranteed	—	3,312,583	—	3,312,583
Sovereign	—	591,810	—	591,810
Agency Fixed Rate Mortgages	—	465,978	—	465,978
Agency Adjustable Rate Mortgages	—	380,344	—	380,344
Collateralized Mortgage Obligation — Agency Collateral Series	—	356,141	—	356,141
Municipal Bond	—	300,066	—	300,066
Commercial Mortgage Backed Security	—	204,468	—	204,468
Total Fixed Income Securities	—	55,752,173	—	55,752,173

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Short-Term Investments
U.S. Treasury Security	—	$674,978	—	$674,978
Investment Company	$110,511	—	—	110,511
Total Short-Term Investments	110,511	674,978	—	785,489
Futures Contracts	29,731	—	—	29,731
Zero Coupon Swap Agreements	—	369,297	—	369,297
Total Assets	140,242	56,796,448	—	56,936,690
Liabilities:
Futures Contracts	(2,133)	—	—	(2,133)
Zero Coupon Swap Agreements	—	(640,290)	—	(640,290)
Total Liabilities	(2,133)	(640,290)	—	(642,423)
Total	$138,109	$56,156,158	—	$56,294,267
Income Plus
Assets:
Fixed Income Securities
Corporate Bonds	—	$183,503,029	—	$183,503,029
Asset-Backed Securities	—	3,525,560	—	3,525,560
Municipal Bond	—	676,788	—	676,788
Sovereign	—	391,044	—	391,044
Agency Fixed Rate Mortgage	—	1,588	—	1,588
Total Fixed Income Securities	—	188,098,009	—	188,098,009
Convertible Preferred Stocks	$523,134	—	—	523,134
Preferred Stock	439,501	—	—	439,501
Short-Term Investments
U.S. Treasury Security	—	474,984	—	474,984
Investment Company	208,270	—	—	208,270
Total Short-Term Investments	208,270	474,984	—	683,254
Futures Contracts	125,085	—	—	125,085
Total Assets	1,295,990	188,572,993	—	189,868,983
Liabilities:
Futures Contracts	(333,883)	—	—	(333,883)
Credit Default Swap Agreement	—	(10,900)	—	(10,900)
Total Liabilities	(333,883)	(10,900)	—	(344,783)
Total	$962,107	$188,562,093	—	$189,524,200

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Global Infrastructure
Assets:
Common Stocks
Airports	$1,592,454	—	—	$1,592,454
Communications	10,392,291	—	—	10,392,291
Diversified	2,935,063	—	—	2,935,063
Oil & Gas Storage & Transportation	35,698,761	—	—	35,698,761
Ports	876,965	—	—	876,965
Toll Roads	4,920,150	—	—	4,920,150
Transmission & Distribution	11,850,628	—	—	11,850,628
Water	2,971,716	—	—	2,971,716
Total Common Stocks	71,238,028	—	—	71,238,028
Short-Term Investment — Investment Company	1,993,348	—	—	1,993,348
Total Assets	$73,231,376	—	—	$73,231,376
European Equity
Assets:
Common Stocks
Aerospace & Defense	$1,299,116	—	—	$1,299,116
Automobiles	1,095,461	—	—	1,095,461
Chemicals	812,292	—	—	812,292
Commercial Banks	5,674,026	—	—	5,674,026
Electrical Equipment	928,748	—	—	928,748
Food & Staples Retailing	1,548,514	—	—	1,548,514
Food Products	2,696,435	—	—	2,696,435
Health Care Providers & Services	1,086,936	—	—	1,086,936
Hotels, Restaurants & Leisure	584,218	—	—	584,218
Household Products	1,170,088	—	—	1,170,088
Industrial Conglomerates	1,716,132	—	—	1,716,132
Information Technology Services	830,120	—	—	830,120
Insurance	3,058,343	—	—	3,058,343
Machinery	1,589,169	—	—	1,589,169
Media	1,724,329	—	—	1,724,329
Metals & Mining	3,316,096	—	—	3,316,096
Multi-Utilities	905,075	—	—	905,075
Oil, Gas & Consumable Fuels	7,777,830	—	—	7,777,830
Pharmaceuticals	6,825,856	—	—	6,825,856
Professional Services	1,249,520	—	—	1,249,520

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Specialty Retail	$784,800	—	—	$784,800
Tobacco	3,293,211	—	—	3,293,211
Wireless Telecommunication Services	2,170,071	—	—	2,170,071
Total Common Stocks	52,136,386	—	—	52,136,386
Short-Term Investment — Investment Company	718,547	—	—	718,547
Total Assets	52,854,933	—	—	52,854,933
Liabilities:
Foreign Currency Exchange Contracts	—	$(147,144)	—	(147,144)
Total	$52,854,933	$(147,144)	—	$52,707,789
Multi Cap Growth
Assets:
Common Stocks
Air Transport	$4,271,063	—	—	$4,271,063
Alternative Energy	9,879,041	—	—	9,879,041
Asset Management & Custodian	3,509,123	—	—	3,509,123
Biotechnology	3,749,833	—	—	3,749,833
Chemicals: Diversified	6,457,231	—	—	6,457,231
Commercial Finance & Mortgage Companies	3,724,068	—	—	3,724,068
Commercial Services	11,573,237	—	—	11,573,237
Communications Technology	9,320,492	—	—	9,320,492
Computer Services, Software & Systems	32,612,966	—	$8,853,246	41,466,212
Computer Technology	24,853,859	—	—	24,853,859
Diversified Retail	30,906,657	—	—	30,906,657
Financial Data & Systems	11,724,869	—	—	11,724,869
Health Care Services	6,724,135	—	—	6,724,135
Medical Equipment	8,301,769	—	—	8,301,769
Metals & Minerals: Diversified	5,476,794	—	—	5,476,794
Pharmaceuticals	6,586,258	—	—	6,586,258
Real Estate Investment Trusts (REIT)	7,550,597	—	—	7,550,597
Recreational Vehicles & Boats	7,385,264	—	—	7,385,264
Wholesale & International Trade	4,251,085	—	—	4,251,085
Total Common Stocks	198,858,341	—	8,853,246	207,711,587
Convertible Preferred Stocks	—	—	3,036,329	3,036,329
Short-Term Investment — Investment Company	12,216,664	—	—	12,216,664
Total Assets	$211,075,005	—	$11,889,575	$222,964,580

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Aggressive Equity
Assets:
Common Stocks
Air Transport	$529,039	—	—	$529,039
Alternative Energy	1,157,836	—	—	1,157,836
Asset Management & Custodian	411,272	—	—	411,272
Biotechnology	439,491	—	—	439,491
Chemicals: Diversified	855,975	—	—	855,975
Commercial Finance & Mortgage Companies	490,097	—	—	490,097
Commercial Services	1,410,951	—	—	1,410,951
Communications Technology	1,108,368	—	—	1,108,368
Computer Services, Software & Systems	4,130,948	—	$1,058,994	5,189,942
Computer Technology	3,069,868	—	—	3,069,868
Diversified Retail	3,876,378	—	—	3,876,378
Financial Data & Systems	1,516,190	—	—	1,516,190
Health Care Services	796,383	—	—	796,383
Medical Equipment	1,036,679	—	—	1,036,679
Metals & Minerals: Diversified	641,896	—	—	641,896
Pharmaceuticals	806,822	—	—	806,822
Real Estate Investment Trusts (REIT)	994,831	—	—	994,831
Recreational Vehicles & Boats	901,609	—	—	901,609
Wholesale & International Trade	559,158	—	—	559,158
Total Common Stocks	24,733,791	—	1,058,994	25,792,785
Convertible Preferred Stocks	—	—	365,853	365,853
Short-Term Investment — Investment Company	1,790,916	—	—	1,790,916
Total Assets	$26,524,707	—	$1,424,847	$27,949,554
Strategist
Assets:
Common Stocks
Aerospace & Defense	$1,504,618	—	—	$1,504,618
Auto Components	1,412,327	—	—	1,412,327
Biotechnology	1,019,547	—	—	1,019,547
Chemicals	1,358,293	—	—	1,358,293
Commercial Banks	2,756,000	—	—	2,756,000
Computers & Peripherals	9,982,930	—	—	9,982,930
Diversified Financial Services	3,559,496	—	—	3,559,496
Diversified Telecommunication Services	5,631,162	—	—	5,631,162

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Food & Staples Retailing	$1,495,944	—	—	$1,495,944
Food Products	1,496,880	—	—	1,496,880
Hotels, Restaurants & Leisure	4,389,837	—	—	4,389,837
Industrial Conglomerates	2,988,015	—	—	2,988,015
Insurance	3,118,361	—	—	3,118,361
Machinery	1,448,010	—	—	1,448,010
Media	1,469,091	—	—	1,469,091
Metals & Mining	3,560,537	—	—	3,560,537
Multi-Utilities	1,496,993	—	—	1,496,993
Oil, Gas & Consumable Fuels	7,168,805	—	—	7,168,805
Paper & Forest Products	1,427,717	—	—	1,427,717
Pharmaceuticals	7,104,156	—	—	7,104,156
Real Estate Investment Trusts (REIT)	944,162	—	—	944,162
Road & Rail	1,355,196	—	—	1,355,196
Semiconductors & Semiconductor Equipment	2,725,271	—	—	2,725,271
Software	1,436,626	—	—	1,436,626
Specialty Retail	3,073,965	—	—	3,073,965
Textiles, Apparel & Luxury Goods	1,291,488	—	—	1,291,488
Tobacco	1,419,878	—	—	1,419,878
Total Common Stocks	76,635,305	—	—	76,635,305
Fixed Income Securities
Corporate Bonds	—	$14,329,002	—	14,329,002
Sovereign	—	371,307	—	371,307
Municipal Bonds	—	623,042	—	623,042
Agency Fixed Rate Mortgages	—	3,471	—	3,471
Asset-Backed Securities	—	1,324,548	—	1,324,548
Agency Bond — Banking (FDIC Guaranteed)	—	1,018,808	—	1,018,808
U.S. Treasury Securities	—	13,399,067	—	13,399,067
U.S. Agency Securities	—	2,204,560	—	2,204,560
Total Fixed Income Securities	—	33,273,805	—	33,273,805
Short-Term Investments
U.S. Treasury Security	—	99,997	—	99,997
Investment Company	26,626,452	—	—	26,626,452
Total Short-Term Investments	26,626,452	99,997	—	26,726,449

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Foreign Currency Exchange Contracts	—	$2,118	—	$2,118
Futures Contracts	$383	—	—	383
Interest Rate Swap Agreements	—	436,055	—	436,055
Zero Coupon Swap Agreements	—	95,195	—	95,195
Total Assets	103,262,140	33,907,170	—	137,169,310
Liabilities:
Foreign Currency Exchange Contracts	—	(6,192)	—	(6,192)
Futures Contracts	(3,406)	—	—	(3,406)
Interest Rate Swap Agreements	—	(409,510)	—	(409,510)
Zero Coupon Swap Agreements	—	(171,196)	—	(171,196)
Total Liabilities	(3,406)	(586,898)	—	(590,304)
Total	$103,258,734	$33,320,272	—	$136,579,006

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2011, Global Infrastructure held a security that transferred from level 2 to level 1. This security was valued using other significant observable inputs at December 31, 2010 and was valued using an unadjusted quoted price at December 31, 2011. The value of the transfer was as follows:

GLOBAL INFRASTRUCTURE
$2,743,255

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Multi Cap Growth		Aggressive Equity
	Common Stock	Convertible Preferred Stocks	Common Stock	Convertible Preferred Stocks
Beginning Balance	$5,231,372	$1,465,815	—	$177,270
Purchases	—	374,409	$862,949	43,931
Sales	—	—	—	—
Amortization of discount	—	—	—	—
Transfers in	—	—	—	—

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	Multi Cap Growth		Aggressive Equity
	Common Stock	Convertible Preferred Stocks	Common Stock	Convertible Preferred Stocks
Transfers out	—	—	—	—
Change in unrealized appreciation (depreciation)	$3,621,874	$1,196,105	$196,045	$144,652
Realized gains (losses)	—	—	—	—
Ending Balance	$8,853,246	$3,036,329	$1,058,994	$365,853
Net change in unrealized appreciation/depreciation from investments still held as of December 31, 2011.	$3,621,874	$1,196,105	$196,045	$144,652

3. Derivatives

Certain Portfolios use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of a Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolios to be more volatile than if the Portfolios had not been leveraged. Although the Adviser and/or Sub-Advisers seek to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

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Following is a description of the derivative instruments and techniques that the Portfolios used during the period and their associated risks:

Foreign Currency Exchange Contracts In connection with its investments in foreign securities, certain Portfolios entered into contracts with banks, brokers or dealers to purchase or sell foreign currencies at a future date. A foreign currency exchange contract ("currency contracts") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the currency contract. Currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, certain Portfolios may use cross currency hedging or proxy hedging with respect to currencies in which a Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging a Portfolio's currency risks involves the risk of mismatching a Portfolio's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which a Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts. A currency contract is marked-to-market daily and the change in market value is recorded by a Portfolio as unrealized gain or (loss). A Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the

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derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed a Portfolio's initial investment in such contracts.

Swaps A swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Portfolio's obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by a Portfolio or if the reference index, security or investments do not perform as expected.

A Portfolio's use of swaps during the period included those based on the credit of an underlying security and commonly referred to as credit default swaps. Where a Portfolio is the buyer of a credit default swap agreement, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the agreement only in the event of a default by a third party on the debt obligation. If no default occurs, a Portfolio would have paid to the counterparty a periodic stream of payments over the term of the agreement and received no benefit from the agreement. When a Portfolio is the seller of a credit default swap agreement, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When a Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statements of Assets and Liabilities.

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FASB ASC 815, Derivatives and Hedging: Overall ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why a Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on a Portfolio's financial position and results of operations.

The following table sets forth the fair value of each Portfolio's derivative contracts by primary risk exposure as of December 31, 2011.

PORTFOLIO	PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITIES DERIVATIVES STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Limited Duration	Interest Rate Risk	Variation margin Unrealized appreciation on open swap agreements	$29,731 369,297	†	Variation margin Unrealized depreciation on open swap agreements	$(2,133 (640,290) )†
			$399,028			$(642,423)
Income Plus	Interest Rate Risk Credit Risk	Variation margin Unrealized appreciation on open swap agreements	$125,085 —	†	Variation margin Unrealized depreciation on open swap agreements	$(333,883 (10,900) )†
			$125,085			$(344,783)
European Equity	Currency Risk	Unrealized appreciation on open foreign currency exchange contracts	—		Unrealized depreciation on open foreign currency exchange contracts	$(147,144)
Strategist	Interest Rate Risk	Variation margin Unrealized appreciation on open swap agreements	$383 531,250	†	Variation margin Unrealized depreciation on open swap agreements	$(3,406 (580,706) )†
	Currency Risk	Unrealized appreciation on open foreign currency exchange contracts	2,118		Unrealized depreciation on open foreign currency exchange contracts	(6,192)
			$533,751			$(590,304)

†  Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day's net variation margin is reported within the Statements of Assets and Liabilities.

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The following tables set forth by primary risk exposure of the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2011 in accordance with ASC 815.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES	SWAPS	FOREIGN CURRENCY EXCHANGE
Limited Duration	Interest Rate Risk	$611,416	$(675,647)	—
Income Plus	Interest Rate Risk	$(1,409,742)	$402,198	—
European Equity	Currency Risk	—	—	$92,515
Strategist	Interest Rate Risk	$(165,494)	$(400,820)	—
	Currency Risk	—	—	$(8,678)
	Total	$(165,494)	$(400,820)	$(8,678)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS

PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES	SWAPS	FOREIGN CURRENCY EXCHANGE
Limited Duration	Interest Rate Risk	$44,090	$330,785	—
Income Plus	Interest Rate Risk	$(675,018)	$113,226	—
European Equity	Currency Risk	—	—	$(203,880)
Strategist	Interest Rate Risk	$(52,939)	$240,859	—
	Currency Risk	—	—	$(3,017)
	Total	$(52,939)	$240,859	$(3,017)

For the year ended December 31, 2011, Income Plus and Limited Duration Portfolios' average monthly original value of futures contracts was $103,589,587 and $13,685,353, respectively, and average monthly notional amount of swap agreements was $29,407,083 and $16,884,317, respectively. European Equity Portfolio's average monthly principal amount of foreign currency exchange contracts was $8,335,338. Strategist Portfolio's average monthly principal amount of foreign currency exchange contracts was $1,283,987, the average monthly original value of futures contracts was $4,584,936 and the average monthly notional amount of swap agreements was $44,163,739.

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4. Investment Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement with the Adviser and Sub-Advisers, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the annual rates listed below to each Portfolio's net assets determined at the close of each business day.

Money Market — 0.45% to the portion of the daily net assets not exceeding $250 million; 0.375% to the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% to the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion; and 0.275% to the portion of the daily net assets in excess of $1.5 billion.

Limited Duration — 0.30%.

Income Plus — 0.42% to the portion of the daily net assets not exceeding $500 million; 0.35% to the portion of the daily net assets exceeding $500 million but not exceeding $1.25 billion; and 0.22% to the portion of the daily net assets in excess of $1.25 billion.

Global Infrastructure — 0.57% to the portion of the daily net assets not exceeding $500 million; 0.47% to the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $5 billion; and 0.345% to the portion of the daily net assets in excess of $5 billion.

European Equity — 0.87% to the portion of the daily net assets not exceeding $500 million; 0.82% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.77% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.745% to the portion of the daily net assets in excess of $3 billion.

Multi Cap Growth — 0.42% to the portion of the daily net assets not exceeding $1 billion; 0.395% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.37% to the portion of the daily net assets in excess of $2 billion.

Aggressive Equity — 0.67% to the portion of the daily net assets not exceeding $500 million; 0.645% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.595% to the portion of the daily net assets in excess of $3 billion.

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Strategist — 0.42% to the portion of the daily net assets not exceeding $1.5 billion; and 0.395% to the portion of the daily net assets in excess of $1.5 billion.

Under the Sub-Advisory Agreement between the Adviser and the Sub-Advisers, the Sub-Advisers provide Global Infrastructure and European Equity Portfolios with investment advisory services, subject to the overall supervision of the Adviser and the Fund's Officers and Trustees. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from each Portfolio.

The Adviser has agreed to cap European Equity's operating expenses (except for brokerage and 12b-1 fees) by assuming the Portfolio's "other expenses" and/or waiving the Portfolio's advisory fees, and Morgan Stanley Services Company Inc. (the "Administrator") has agreed to waive the Portfolio's administrative fees, to the extent such operating expenses exceed 1.00% of the average daily net assets of the Portfolio on an annualized basis. These fee waivers and/or expense reimbursements will continue for one year or until such time as the Board of Trustees acts to discontinue such waivers and/or reimbursements when it deems that such action is appropriate.

Pursuant to an Administration Agreement with the Administrator, an affiliate of the Adviser and Sub-Advisers, each Portfolio pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% (Money Market 0.05%) to the Portfolio's daily net assets.

Under a Sub-Administration agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser, Administrator and Sub-Advisers. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

The Distributor, Adviser and Administrator have agreed to waive/reimburse all or a portion of the Money Market Portfolio's distribution fee, advisory fee and administration fee, respectively, to the extent that total expenses exceed total income of the Money Market Portfolio on a daily basis. For the year ended December 31, 2011, the Distributor waived $154,136, the Adviser waived $434,703 and the Administrator waived $6,612. These fee waivers and/or expense reimbursements will continue for one year or until such

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Notes to Financial Statements ■ December 31, 2011 continued

time that the Board of Trustees acts to discontinue such waivers and/or expense reimbursements when it deems such action is appropriate.

6. Security Transactions/Transactions with Affiliates and Interfund Transactions

For the year ended December 31, 2011, purchases and sales of investment securities, excluding short-term investments, were as follows:

	U.S. GOVERNMENT SECURITIES		OTHER
	PURCHASES	SALES	PURCHASES	SALES
Limited Duration	$13,615,052	$17,107,591	$14,016,752	$21,355,862
Income Plus	—		88,890,145	124,090,545
Global Infrastructure	—	—	26,616,878	39,236,618
European Equity	—	—	7,459,170	19,239,592
Multi Cap Growth	—	—	61,531,782	112,692,181
Aggressive Equity	—	—	8,435,485	13,402,173
Strategist	7,151,029	7,401,226	159,477,436	211,033,833

Each Portfolio (except Money Market) invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Investment advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds.

A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2011 is as follows:

PORTFOLIO	VALUE DECEMBER 31, 2010	PURCHASES AT COST	SALES	DIVIDEND INCOME	VALUE DECEMBER 31, 2011
Limited Duration	$830,785	$21,803,215	$22,523,489	$959	$110,511
Income Plus	3,382,277	55,159,765	58,333,772	2,003	208,270
Global Infrastructure	2,007,943	20,724,175	20,738,770	1,717	1,993,348
European Equity	1,187,046	12,117,920	12,586,419	1,321	718,547
Multi Cap Growth	10,848,140	84,483,328	83,114,804	11,490	12,216,664
Aggressive Equity	1,244,382	12,870,063	12,323,529	1,407	1,790,916
Strategist	7,186,645	96,560,674	77,120,867	29,669	26,626,452

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In addition, the table also identifies the income distributions earned, if any, by each Portfolio for that Portfolio's investment in the Liquidity Funds.

Income distributions are included in "interest and dividends from affiliates" in the Statements of Operations.

PORTFOLIO	ADVISORY FEE REDUCTION
Limited Duration	$1,009

Income Plus	1,719
Global Infrastructure	1,419
European Equity	1,140
Multi Cap Growth	11,007
Aggressive Equity	1,351
Strategist	31,209

The following Portfolios had transactions in the following affiliates of the Fund:

PORTFOLIO	ISSUER	VALUE DECEMBER 31, 2010	PURCHASES AT COST	SALES	NET REALIZED GAIN	INTEREST INCOME	VALUE DECEMBER 31, 2011
Limited Duration	MetLife Global	$226,235	$328,646	$229,402	$3,395	$6,119	$327,079
Income Plus	MetLife, Inc.	1,296,422	—	—	—	103,641	1,276,994
Strategist	Allstate Corp. (The)	60,780	—	61,526	10,492	168	—
	MetLife, Inc.	55,334	43,164	55,375	3,372	1,673	43,951

The following Portfolios had transactions with Citigroup, Inc., and its affiliated broker/dealers, which may be deemed to be affiliates of the Adviser, Sub-Advisers, Administrator and Distributor under Section 17 of the Act, for the year ended December 31, 2011:

PORTFOLIO	VALUE DECEMBER 31, 2010	PURCHASES AT COST	SALES	NET REALIZED GAIN (LOSS)	DIVIDEND/ INTEREST INCOME	VALUE DECEMBER 31, 2011
Limited Duration	$1,250,914	$498,322	$639,540	$23,249	$39,379	$1,087,480
Income Plus	7,222,659	704,602	4,010,624	449,298	398,367	3,188,387
Strategist	4,074,750	3,667,730	3,007,111	(1,217,156)	48,433	2,483,400

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The following Portfolio had transactions with other Morgan Stanley funds for the year ended December 31, 2011:

PORTFOLIO	SALES	REALIZED GAIN
Multi Cap Growth	$5,035,807	$1,567,592

For the year ended December 31, 2011, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Sub-Advisers, Administrator and Distributor, for portfolio transactions executed on behalf of the each Portfolio:

GLOBAL INFRASTRUCTURE	MULTI CAP GROWTH	AGGRESSIVE EQUITY	STRATEGIST
$246	$5,619	$579	$245,802

For the year ended December 31, 2011, the following Portfolios incurred brokerage commissions with Citigroup, Inc., and its affiliated broker/dealers, which may be deemed affiliates of the Adviser, Sub-Advisers, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of each Portfolio:

GLOBAL INFRASTRUCTURE	EUROPEAN EQUITY	MULTI CAP GROWTH	AGGRESSIVE EQUITY
$9,358	$721	$365	$14

Morgan Stanley Services Company Inc., an affiliate of the Adviser, Sub-Advisers and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

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Notes to Financial Statements ■ December 31, 2011 continued

Aggregate pension costs for the year ended December 31, 2011, included in "trustees' fees and expenses" in the Statements of Operations and the accrued pension liability included in "accrued expenses and other payables" in the Statements of Assets and Liabilities are as follows:

AGGREGATE PENSION COSTS

MONEY MARKET	LIMITED DURATION	INCOME PLUS	GLOBAL INFRASTRUCTURE	EUROPEAN EQUITY	MULTI CAP GROWTH	AGGRESSIVE EQUITY	STRATEGIST
$324	$179	$610	$234	$201	$766	$91	$505

AGGREGATE PENSION LIABILITY

MONEY MARKET	LIMITED DURATION	INCOME PLUS	GLOBAL INFRASTRUCTURE	EUROPEAN EQUITY	MULTI CAP GROWTH	AGGRESSIVE EQUITY	STRATEGIST
$5,440	$2,832	$9,415	$2,896	$2,585	$9,914	$1,178	$7,416

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

7. Federal Income Tax Status

It is the Portfolios' intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

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FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolios recognize interest accrued related to unrecognized tax benefits in "interest expense" and penalties in "other expenses" in the Statements of Operations. The Portfolios file tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2011, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2011 and 2010 was as follows:

	2011 DISTRIBUTIONS PAID FROM:		2010 DISTRIBUTIONS PAID FROM:
	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	ORDINARY INCOME	LONG-TERM CAPITAL GAIN
Money Market	$11,709	—	$14,474	$202
Limited Duration	1,919,268	—	2,459,575	—
Income Plus	12,237,165	—	14,616,596	—
Global Infrastructure	1,889,924	$3,948,735	5,523,941	3,205,294
European Equity	1,488,782	—	1,837,269	—
Multi Cap Growth	327,516	5	333,905	—
Strategist	5,463,608	15,665,688	2,865,187	1,010,412

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, swap transactions, paydown adjustments, expiring capital losses, net operating losses, REIT adjustments, partnership basis adjustments, distribution redesignations, nondeductible expenses and certain

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equity securities designated as issued by passive foreign investment companies, resulted in the following reclassifications among the Portfolios' components of net assets at December 31, 2011:

	ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN (LOSS)	PAID-IN-CAPITAL
Money Market	$(107)	$107	$—
Limited Duration	700,245	603,087	(1,303,332)
Income Plus	761,229	(761,229)	—
Global Infrastructure	(118,528)	118,543	(15)
European Equity	34,870	(34,877)	7
Multi Cap Growth	118,008	(40,804)	(77,204)
Aggressive Equity	189,189	(2,163)	(187,026)
Strategist	214,896	(214,894)	(2)

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
Money Market	$7,605	—
Limited Duration	1,503,207	—
Income Plus	10,700,252	—
Global Infrastructure	2,854,240	$5,230,378
European Equity	1,421,623	—
Multi Cap Growth	—	4,886,438
Aggressive Equity	—	2,196,459
Strategist	2,450,279	1,953,002

At December 31, 2011, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each of the Portfolios were:

PORTFOLIO	COST	APPRECIATION	DEPRECIATION	NET APPRECIATION (DEPRECIATION)
Money Market	$107,581,291	—	—	—
Limited Duration	56,487,005	$626,338	$(575,681)	$50,657
Income Plus	182,154,362	11,524,943	(3,935,407)	7,589,536
Global Infrastructure	61,598,095	12,712,294	(1,079,013)	11,633,281
European Equity	49,750,277	9,384,842	(6,280,186)	3,104,656
Multi Cap Growth	186,885,788	61,599,853	(25,521,061)	36,078,792
Aggressive Equity	23,617,061	7,254,523	(2,922,030)	4,332,493
Strategist	138,237,082	8,233,516	(9,835,039)	(1,601,523)

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At December 31, 2011, the following Portfolios had available for Federal income tax purposes unused short term capital losses that will not expire:

PORTFOLIO	SHORT TERM LOSSES (NO EXPIRATION)
Money Market	$2,011

In addition, at December 31, 2011, the following Portfolios had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

	AMOUNTS IN THOUSANDS AVAILABLE THROUGH DECEMBER 31,
PORTFOLIO	2012	2013	2014	2015	2016	2017	2018	TOTAL
Limited Duration	$4,026	$1,267	$2,233	$1,063	$17,119	$8,980	—	$34,688
Income Plus	—	—	—	344	19,232	—	—	19,576
European Equity	—	—	—	—	—	10,552	$3,315	13,867

During the year ended December 31, 2011, the following Portfolios expired capital loss carryforwards for U.S. Federal income tax purposes as follows:

PORTFOLIO	EXPIRED CAPITAL LOSS CARRYFORWARDS
Limited Duration	$1,303,332

During the year ended December 31, 2011, the following Portfolios utilized capital loss carryforwards for U.S. Federal income tax purposes as follows:

PORTFOLIO	UTILIZED CAPITAL LOSS CARRYFORWARDS
Limited Duration	$88,554
Income Plus	4,828,845
European Equity	1,331,481
Multi Cap Growth	27,708,593
Aggressive Equity	1,987,158

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

8. Purposes of and Risks Relating to Certain Financial Instruments

Certain Portfolios may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

Certain Portfolios may invest in mortgage securities, including securities issued by Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities issued by FNMA and FHLMC that are held by the Portfolios are not backed by sub-prime mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

Certain Portfolios may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to certain costs and delays.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2011 continued

Certain Portfolios may invest in structured investments, which involve risks including counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk because the Portfolio is relying on the creditworthiness of such counterparty and has no rights with respect to the issuer of the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

At December 31, 2011, European Equity Portfolio's investments in securities of issuers in the United Kingdom, Switzerland, Germany and France represented 50.2%, 14.5%, 13.7% and 10.4%, respectively of the Portfolio's net assets. These investments, as well as other non-U.S. investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these countries.

9. Expense Offset

The Fund has entered into an arrangement with State Street (the "Custodian"), whereby credits realized on uninvested cash balances were used to offset a portion of the Fund's expenses. If applicable, these custodian credits are shown as "expense offset" in the Statements of Operations.

10. Accounting Pronouncement

In May 2011, FASB issued Accounting Standards Update ("ASU") 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with GAAP and International Financial Reporting Standards. At this time, the Fund's management is evaluating the implications of ASU 2011-04.

11. Regulatory Settlement Proceeds

In July 2010, the European Equity Portfolio received $84,956 in a settlement of administrative proceedings against other unaffiliated third parties involving findings by the SEC of market timing and/or late trading of mutual funds. The settlement is recorded as an increase to paid-in capital in the accompanying financial statements.

(This page has been intentionally left blank.)

Morgan Stanley Variable Investment Series

Financial Highlights

FOR THE YEAR DECEMBER 31 ENDED		NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME(a)		NET REALIZED AND UNREALIZED GAIN (LOSS)		TOTAL FROM INVESTMENT OPERATIONS		DIVIDENDS TO SHAREHOLDERS		DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
MONEY MARKET CLASS X SHARES
2007	^	$1.00	$0.050		—		$0.050		$(0.050)		—	$(0.050)
2008	^	1.00	0.020		—		0.020		(0.020)		—	(0.020)
2009	^	1.00	0.000	(e)	—		0.000	(e)	(0.000	)(e)	—	(0.000	)(e)
2010	^	1.00	0.000	(e)	—		0.000	(e)	(0.000	)(e)	—	(0.000	)(e)
2011		1.00	0.000	(e)	(0.000	)(e)	0.000	(e)	(0.000	)(e)	—	(0.000	)(e)
CLASS Y SHARES
2007	^	1.00	0.050		—		0.050		(0.050)		—	(0.050)
2008	^	1.00	0.020		—		0.020		(0.020)		—	(0.020)
2009	^	1.00	0.000	(e)	—		0.000	(e)	(0.000	)(e)	—	(0.000	)(e)
2010	^	1.00	0.000	(e)	—		0.000	(e)	(0.000	)(e)	—	(0.000	)(e)
2011		1.00	0.000	(e)	(0.000	)(e)	0.000	(e)	(0.000	)(e)	—	(0.000	)(e)
LIMITED DURATION CLASS X SHARES
2007	^	9.49	0.47		$(0.19)		0.28		(0.50)		—	(0.50)
2008	^	9.27	0.36		(1.72)		(1.36)		(0.15)		—	(0.15)
2009	^	7.76	0.20		0.24		0.44		(0.36)		—	(0.36)
2010	^	7.84	0.18		0.00		0.18		(0.28)		—	(0.28)
2011		7.74	0.17		0.04		0.21		(0.26)		—	(0.26)
CLASS Y SHARES
2007	^	9.48	0.44		(0.19)		0.25		(0.47)		—	(0.47)
2008	^	9.26	0.34		(1.73)		(1.39)		(0.14)		—	(0.14)
2009	^	7.73	0.18		0.24		0.42		(0.34)		—	(0.34)
2010	^	7.81	0.16		0.01		0.17		(0.26)		—	(0.26)
2011		7.72	0.15		0.04		0.19		(0.24)		—	(0.24)
INCOME PLUS CLASS X SHARES
2007	^	10.51	0.53		0.08		0.61		(0.56)		—	(0.56)
2008	^	10.56	0.53		(1.46)		(0.93)		(0.18)		—	(0.18)
2009	^	9.45	0.57		1.50		2.07		(0.53)		—	(0.53)
2010	^	10.99	0.58		0.39		0.97		(0.70)		—	(0.70)
2011		11.26	0.57		(0.02)		0.55		(0.68)		—	(0.68)

See Notes to Financial Statements

						RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR DECEMBER 31 ENDED		NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)		NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
MONEY MARKET CLASS X SHARES
2007	^	$1.00	4.93	%(d)	$111,478	0.55%		4.79%		—		N/A
2008	^	1.00	2.45		115,415	0.57		2.40		—		N/A
2009	^	1.00	0.03		84,486	0.40	(f)(g)	0.03	(f)(g)	—		N/A
2010	^	1.00	0.01		59,932	0.29	(g)	0.00	(g)(h)	—		N/A
2011		1.00	0.01		51,431	0.22	(g)	0.01	(g)	—		N/A
CLASS Y SHARES
2007	^	1.00	4.67	(d)	101,524	0.80		4.54		—		N/A
2008	^	1.00	2.19		112,113	0.82		2.15		—		N/A
2009	^	1.00	0.01		81,145	0.41	(f)(g)	0.01	(f)(g)	—		N/A
2010	^	1.00	0.01		67,139	0.29	(g)	0.00	(g)(h)	—		N/A
2011		1.00	0.01		55,849	0.22	(g)	0.01	(g)	—		N/A
LIMITED DURATION CLASS X SHARES
2007	^	9.27	2.95		26,214	0.47		4.95		—		49%
2008	^	7.76	(14.91)		16,405	0.48	(i)	4.27	(i)	0.01%		54
2009	^	7.84	5.76		16,889	0.49	(i)	2.61	(i)	0.00	(h)	105
2010	^	7.74	2.35		14,921	0.55	(i)	2.25	(i)	0.00	(h)	88
2011		7.69	2.75		12,693	0.60	(i)	2.15	(i)	0.00	(h)	45
CLASS Y SHARES
2007	^	9.26	2.80		101,066	0.72		4.70		—		49
2008	^	7.73	(15.22)		63,223	0.73	(i)	4.02	(i)	0.01		54
2009	^	7.81	5.56		60,753	0.74	(i)	2.36	(i)	0.00	(h)	105
2010	^	7.72	2.22		53,760	0.80	(i)	2.00	(i)	0.00	(h)	88
2011		7.67	2.45		44,085	0.85	(i)	1.90	(i)	0.00	(h)	45
INCOME PLUS CLASS X SHARES
2007	^	10.56	5.99		155,879	0.55		5.02		—		125
2008	^	9.45	(8.92)		109,833	0.55	(i)	5.34	(i)	0.00	(h)	55
2009	^	10.99	22.57		114,488	0.56	(i)	5.64	(i)	0.00	(h)	75
2010	^	11.26	9.28		106,363	0.59	(i)	5.23	(i)	0.00	(h)	53
2011		11.13	5.01		90,876	0.59	(i)	5.01	(i)	0.00	(h)	43

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR DECEMBER 31 ENDED		NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
INCOME PLUS CLASS Y SHARES
2007	^	$10.49	$0.50	$0.08	$0.58	$(0.53)	—	$(0.53)
2008	^	10.54	0.51	(1.45)	(0.94)	(0.18)	—	(0.18)
2009	^	9.42	0.55	1.49	2.04	(0.51)	—	(0.51)
2010	^	10.95	0.55	0.39	0.94	(0.67)	—	(0.67)
2011		11.22	0.54	(0.02)	0.52	(0.65)	—	(0.65)
GLOBAL INFRASTRUCTURE CLASS X SHARES
2007	^	19.44	0.39	3.38	3.77	(0.39)	$(2.16)	(2.55)
2008	^	20.66	0.40	(6.21)	(5.81)	(0.11)	(3.44)	(3.55)
2009	^	11.30	0.31	1.16	1.47	(0.38)	(3.71)	(4.09)
2010	^	8.68	0.21	0.18	0.39	(0.25)	(0.69)	(0.94)
2011		8.13	0.21	1.07	1.28	(0.23)	(0.46)	(0.69)
CLASS Y SHARES
2007	^	19.43	0.34	3.38	3.72	(0.34)	(2.16)	(2.50)
2008	^	20.65	0.35	(6.20)	(5.85)	(0.09)	(3.44)	(3.53)
2009	^	11.27	0.28	1.15	1.43	(0.35)	(3.71)	(4.06)
2010	^	8.64	0.19	0.19	0.38	(0.23)	(0.69)	(0.92)
2011		8.10	0.19	1.06	1.25	(0.20)	(0.46)	(0.66)
EUROPEAN EQUITY CLASS X SHARES
2007	^	25.34	0.47	3.48	3.95	(0.46)	—	(0.46)
2008	^	28.83	0.63	(11.31)	(10.68)	(0.61)	(4.22)	(4.83)
2009	^	13.32	0.36	3.01	3.37	(0.56)	(0.71)	(1.27)
2010	^	15.42	0.26	0.76	1.02	(0.39)	—	(0.39)
2011		16.05	0.41	(1.90)	(1.49)	(0.37)	—	(0.37)
CLASS Y SHARES
2007	^	25.19	0.40	3.46	3.86	(0.40)	—	(0.40)
2008	^	28.65	0.58	(11.25)	(10.67)	(0.52)	(4.22)	(4.74)
2009	^	13.24	0.32	3.00	3.32	(0.50)	(0.71)	(1.21)
2010	^	15.35	0.22	0.76	0.98	(0.35)	—	(0.35)
2011		15.98	0.37	(1.90)	(1.53)	(0.33)	—	(0.33)

See Notes to Financial Statements

					RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR DECEMBER 31 ENDED		NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
INCOME PLUS CLASS Y SHARES
2007	^	$10.54	5.73%	$196,774	0.80%		4.77%		—		125%
2008	^	9.42	(9.11)	135,850	0.80	(i)	5.09	(i)	0.00	%(h)	55
2009	^	10.95	22.29	148,108	0.81	(i)	5.39	(i)	0.00	(h)	75
2010	^	11.22	9.01	124,322	0.84	(i)	4.98	(i)	0.00	(h)	53
2011		11.09	4.71	102,948	0.84	(i)	4.76	(i)	0.00	(h)	43
GLOBAL INFRASTRUCTURE CLASS X SHARES
2007	^	20.66	20.34	133,507	0.70		1.90		—		8
2008	^	11.30	(33.27)	70,951	0.74	(i)	2.46	(i)	0.00	(h)	76
2009	^	8.68	19.26	68,748	0.96	(i)	3.37	(i)	0.00	(h)	280
2010	^	8.13	6.93	61,408	0.87	(i)	2.71	(i)	0.00	(h)	148
2011		8.72	16.07	58,998	0.86	(i)	2.48	(i)	0.00	(h)	36
CLASS Y SHARES
2007	^	20.65	20.04	31,780	0.95		1.65		—		8
2008	^	11.27	(33.45)	16,545	0.99	(i)	2.21	(i)	0.00	(h)	76
2009	^	8.64	18.83	17,818	1.21	(i)	3.12	(i)	0.00	(h)	280
2010	^	8.10	6.74	15,789	1.12	(i)	2.46	(i)	0.00	(h)	148
2011		8.69	15.82	14,472	1.11	(i)	2.23	(i)	0.00	(h)	36
EUROPEAN EQUITY CLASS X SHARES
2007	^	28.83	15.59	127,071	1.00	(j)	1.73	(j)	—		41
2008	^	13.32	(42.70)	57,734	1.00	(i)(j)	3.01	(i)(j)	0.00	(h)	15
2009	^	15.42	27.73	61,197	1.00	(i)(j)	2.67	(i)(j)	0.00	(h)	26
2010	^	16.05	7.23 (k)	54,824	1.00	(i)(j)	1.81	(i)(j)	0.00	(h)	22
2011		14.19	(9.64)	41,181	1.00	(i)(j)	2.56	(i)(j)	0.00	(h)	11
CLASS Y SHARES
2007	^	28.65	15.34	40,721	1.25	(j)	1.48	(j)	—		41
2008	^	13.24	(42.84)	17,845	1.25	(i)(j)	2.76	(i)(j)	0.00	(h)	15
2009	^	15.35	27.41	19,323	1.25	(i)(j)	2.42	(i)(j)	0.00	(h)	26
2010	^	15.98	6.96 (k)	17,821	1.25	(i)(j)	1.56	(i)(j)	0.00	(h)	22
2011		14.12	(9.85)	11,668	1.25	(i)(j)	2.31	(i)(j)	0.00	(h)	11

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR DECEMBER 31 ENDED		NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
MULTI CAP GROWTH CLASS X SHARES
2007	^	$29.63	$0.21	$5.57	$5.78	$(0.18)	—	$(0.18)
2008	^	35.23	0.03	(16.78)	(16.75)	(0.07)	—	(0.07)
2009	^	18.41	0.11	12.99	13.10	(0.09)	—	(0.09)
2010	^	31.42	0.06	8.65	8.71	(0.06)	—	(0.06)
2011		40.07	0.01	(2.70)	(2.69)	(0.07)	—	(0.07)
CLASS Y SHARES
2007	^	29.43	0.13	5.54	5.67	(0.04)	—	(0.04)
2008	^	35.06	(0.05)	(16.67)	(16.72)	(0.05)	—	(0.05)
2009	^	18.29	0.05	12.90	12.95	(0.03)	—	(0.03)
2010	^	31.21	(0.02)	8.58	8.56	—	—	—
2011		39.77	(0.09)	(2.68)	(2.77)	—	—	—
AGGRESSIVE EQUITY CLASS X SHARES
2007	^	14.85	0.06	2.86	2.92	—	—	—
2008	^	17.77	(0.04)	(8.63)	(8.67)	(0.03)	—	(0.03)
2009	^	9.07	0.00	6.30	6.30	—	—	—
2010	^	15.37	(0.05)	4.05	4.00	—	—	—
2011		19.37	(0.09)	(1.33)	(1.42)	—	—	—
CLASS Y SHARES
2007	^	14.65	0.02	2.82	2.84	—	—	—
2008	^	17.49	(0.08)	(8.49)	(8.57)	—	—	—
2009	^	8.92	(0.03)	6.19	6.16	—	—	—
2010	^	15.08	(0.09)	3.97	3.88	—	—	—
2011		18.96	(0.14)	(1.30)	(1.44)	—	—	—
STRATEGIST CLASS X SHARES
2007	^	16.53	0.46	0.92	1.38	(0.46)	$(1.90)	(2.36)
2008	^	15.55	0.30	(3.76)	(3.46)	(0.10)	(1.39)	(1.49)
2009	^	10.60	0.16	1.90	2.06	(0.26)	—	(0.26)
2010	^	12.40	0.24	0.59	0.83	(0.20)	(0.07)	(0.27)
2011		12.96	0.18	(1.06)	(0.88)	(0.27)	(1.41)	(1.68)

See Notes to Financial Statements

					RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR DECEMBER 31 ENDED		NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
MULTI CAP GROWTH CLASS X SHARES
2007	^	$35.23	19.54%	$331,243	0.54%		0.66%		—		55%
2008	^	18.41	(47.62)	140,041	0.55	(i)	0.08	(i)	0.01%		33
2009	^	31.42	71.32	202,279	0.55	(i)	0.44	(i)	0.00	(h)	23
2010	^	40.07	27.76	220,553	0.58	(i)	0.19	(i)	0.00	(h)	29
2011		37.31	(6.74)	173,284	0.56	(i)	0.03	(i)	0.00	(h)	24
CLASS Y SHARES
2007	^	35.06	19.24	107,710	0.79		0.41		—		55
2008	^	18.29	(47.75)	45,671	0.80	(i)	(0.17	)(i)	0.01		33
2009	^	31.21	70.85	64,122	0.80	(i)	0.19	(i)	0.00	(h)	23
2010	^	39.77	27.43	67,303	0.83	(i)	(0.06	)(i)	0.00	(h)	29
2011		37.00	(6.97)	49,678	0.81	(i)	(0.22	)(i)	0.00	(h)	24
AGGRESSIVE EQUITY CLASS X SHARES
2007	^	17.77	19.66	26,035	0.87		0.34		—		56
2008	^	9.07	(48.86)	10,289	0.90	(i)	(0.29	)(i)	0.00	(h)	33
2009	^	15.37	69.46	14,898	1.01	(i)	(0.02	)(i)	0.01		23
2010	^	19.37	26.02	15,413	1.09	(i)	(0.32	)(i)	0.00	(h)	27
2011		17.95	(7.33)	12,078	1.06	(i)	(0.47	)(i)	0.00	(h)	28
CLASS Y SHARES
2007	^	17.49	19.39	29,837	1.12		0.09		—		56
2008	^	8.92	(49.00)	12,272	1.15	(i)	(0.54	)(i)	0.00	(h)	33
2009	^	15.08	69.06	17,541	1.26	(i)	(0.27	)(i)	0.01		23
2010	^	18.96	25.73	18,777	1.34	(i)	(0.57	)(i)	0.00	(h)	27
2011		17.52	(7.59)	15,821	1.31	(i)	(0.72	)(i)	0.00	(h)	28
STRATEGIST CLASS X SHARES
2007	^	15.55	8.63	217,265	0.54		2.84		—		34
2008	^	10.60	(23.98)	134,668	0.54	(i)	2.28	(i)	0.02		52
2009	^	12.40	19.74	137,731	0.55	(i)	1.41	(i)	0.03		96
2010	^	12.96	6.81	128,254	0.59	(i)	1.89	(i)	0.02		119
2011		10.40	(7.96)	97,169	0.59	(i)	1.52	(i)	0.02		121

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR DECEMBER 31 ENDED		NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
STRATEGIST CLASS Y SHARES
2007	^	$16.51	$0.42	$0.92	$1.34	$(0.42)	$(1.90)	$(2.32)
2008	^	15.53	0.27	(3.76)	(3.49)	(0.09)	(1.39)	(1.48)
2009	^	10.56	0.13	1.89	2.02	(0.23)	—	(0.23)
2010	^	12.35	0.21	0.58	0.79	(0.17)	(0.07)	(0.24)
2011		12.90	0.15	(1.05)	(0.90)	(0.23)	(1.41)	(1.64)

^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(c)  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(d)  The Adviser fully reimbursed the Portfolio for losses incurred resulting from the disposal of an investment. Without this reimbursement, the total return was 4.79% and 4.52% for Class X and Y, respectively.

(e)  Amount is less than $0.001.

(f)  Reflects fees paid in connection with the U.S. Treasury's Temporary Guarantee Program for Money Market Funds. This fee had an effect of 0.04% for the year ended 2009.

(g)  If the Portfolio had borne all of its expenses that were reimbursed or waived by the Distributor, Adviser, and Administrator, the annualized expense and net investment loss ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
December 31, 2011
Class X	0.60%	(0.37)%
Class Y	0.85	(0.62)
December 31, 2010
Class X	0.62	(0.33)
Class Y	0.87	(0.58)
December 31, 2009
Class X	0.59	(0.16)
Class Y	0.84	(0.42)

See Notes to Financial Statements

					RATIO TO AVERAGE NET ASSETS(c)
FOR THE YEAR DECEMBER 31 ENDED		NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE	PORTFOLIO TURNOVER RATE
STRATEGIST CLASS Y SHARES
2007	^	$15.53	8.37%	$88,651	0.79%		2.59%		—	34%
2008	^	10.56	(24.20)	53,046	0.79	(i)	2.03	(i)	0.02%	52
2009	^	12.35	19.44	59,737	0.80	(i)	1.16	(i)	0.03	96
2010	^	12.90	6.50	56,361	0.84	(i)	1.64	(i)	0.02	119
2011		10.36	(8.13)	39,844	0.84	(i)	1.27	(i)	0.02	121

(h)  Amount is less than 0.005%.

(i)  The ratios reflect the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(j)  If the Portfolio had borne all of its expenses that were reimbursed or waived by the Adviser and Administrator, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
December 31, 2011
Class X	1.17%	2.39%
Class Y	1.42	2.14
December 31, 2010
Class X	1.16	1.65
Class Y	1.41	1.40
December 31, 2009
Class X	1.12	2.55
Class Y	1.37	2.30
December 31, 2008
Class X	1.08	2.93
Class Y	1.33	2.68
December 31, 2007
Class X	1.04	1.69
Class Y	1.29	1.44

(k)  During the year ended December 31, 2010, the Portfolio received a regulatory settlement from an unaffiliated third party which had an impact of approximately 0.14% and 0.14% for Class X and Y, respectively, on the total return. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class X and Y shares would have been approximately 7.09% and 6.82%, respectively.

Morgan Stanley Variable Investment Series

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Variable Investment Series:

We have audited the accompanying statements of assets and liabilities of Money Market Portfolio, Limited Duration Portfolio, Income Plus Portfolio, Global Infrastructure Portfolio, European Equity Portfolio, Multi Cap Growth Portfolio, Aggressive Equity Portfolio, and Strategist Portfolio (the "Portfolios") (eight of the portfolios comprising Morgan Stanley Variable Investment Series), including the portfolios of investments, as of December 31, 2011, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2010 and the financial highlights for the four years ended December 31, 2010 were audited by another independent registered public accounting firm whose report, dated February 25, 2011, expressed an unqualified opinion on those statements of changes in net assets and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios constituting Morgan Stanley Variable Investment Series as of December 31, 2011, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 17, 2012

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board. Member of the American Lung Association's President's Council.

Michael Bozic (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	104	Director of various business organizations.

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Kathleen A. Dennis (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (63) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction).

Joseph J. Kearns (69) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (75) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
W. Allen Reed (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (79) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (64) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  Each Trustee serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes (as of December 31, 2011) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer – Equity and Fixed Income Funds	Since June 2011	President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (38) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (45) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).

Francis J. Smith (46) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).

Mary E. Mullin (44) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

  *  Each officer serves an indefinite term, until his or her successor is elected.

Morgan Stanley Variable Investment Series

Federal Tax Notice ■ December 31, 2011 (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended December 31, 2011. For corporate shareholders, the following percentages of dividends paid by each of the applicable Portfolios qualified for the dividends received deduction.

FUND	DIVIDENDS RECEIVED DEDUCTION%
Global Infrastructure Portfolio	34.92%
Multi Cap Growth Portfolio	100.00%
Strategist Portfolio	50.55%

Each of the applicable Portfolios designated and paid the following amounts as a long-term capital gain distribution:

FUND	AMOUNT
Global Infrastructure Portfolio	$3,948,735
Strategist Portfolio	15,665,688

For Federal income tax purposes, the following information is furnished with respect to the earnings of each applicable Portfolio for the taxable year ended December 31, 2011. The European Equity Portfolio intends to pass through foreign tax credits of $92,644, and has derived income from sources within foreign countries amounting to $2,427,065. The Global Infrastructure Portfolio intends to pass through foreign tax credits of $104,375, and has derived income from sources within foreign countries amounting to $2,018,304.

Trustees
Frank L. Bowman	Joseph J. Kearns

Michael Bozic	Michael F. Klein

Kathleen A. Dennis	Michael E. Nugent

James F. Higgins	W. Allen Reed

Dr. Manuel H. Johnson	Fergus Reid

Officers
Michael E. Nugent Chairperson of the Board

Arthur Lev President and Principal Executive Officer

Mary Ann Picciotto Chief Compliance Officer

Stefanie V. Chang Yu Vice President

Francis J. Smith Treasurer and Principal Financial Officer

Mary E. Mullin Secretary

Transfer Agent	Custodian
Morgan Stanley Services Company Inc. P.O. Box 219886 Kansas City, Missouri 64121	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111

Independent Registered Public Accounting Firm	Legal Counsel
Ernst & Young LLP 200 Clarendon Street Boston, Massachusetts 02116	Dechert LLP 1095 Avenue of the Americas New York, New York 10036

Counsel to the Independent Trustees	Investment Adviser
Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036	Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, New York 10036

Sub-Adviser (Global Infrastructure and European Equity)
Morgan Stanley Investment Management Limited 25 Cabot Square, Canary Wharf London, E14 4QA, England

Morgan Stanley Investment Management Company 23 Church Street 16-01 Capital Square 049481 Singapore

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

VARINANN
IU12-00299P-Y12/11

#40113A

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2011

	Registrant			Covered Entities(1)
Audit Fees		$227,115		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)		$(2)
Tax Fees		$33,952	(3)	$89,626	(4)
All Other Fees	$			$1,133,094
Total Non-Audit Fees		$33,952		$1,222,720

Total		$261,067		$1,222,720

2010

	Registrant			Covered Entities(1)
Audit Fees		$252,350		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$6,501,000	(2)
Tax Fees		$39,743	(3)	$1,350,000	(4)
All Other Fees	$				$(5)
Total Non-Audit Fees		$39,743		$7,851,000

Total		$292,093		$7,851,000

N/A- Not applicable, as not required by Item 4.

(1)          Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)          Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)          Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)          Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)   All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                  This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.     Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)          The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Variable Investment Series

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
February 15, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
February 15, 2012

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 15, 2012